As filed with the Securities and Exchange Commission on October 24, 2008

Registration Number 333-153460

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

WASATCH FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (801) 533-0777

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that the filing will become effective November 24, 2008 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

The Coventry Group

3435 Stelzer Road

Columbus, OH 43219

October 24, 2008

Dear Shareholder:

On behalf of the Board of Trustees of The Coventry Group (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders of the Trust to be held on December 11, 2008 at 9:00 a.m. Eastern Time at 100 Summer Street, Suite 1500, Boston, MA 02110.

At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, under which the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund, each a series of the Trust, will be reorganized into the Wasatch-1st Source Income Fund, Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund, respectively, each a newly-created series (each, a “Wasatch Fund”) of Wasatch Funds, Inc.

The Board of Trustees of the Trust unanimously approved the Agreement and Plan of Reorganization at a meeting held on August 13, 2008. The Board of Trustees recommends that you vote FOR the proposal.

Details of the proposed reorganization are set forth in the combined Proxy Statement/Prospectus that accompanies this letter, including details about each fund’s investment objective, policies, management and costs that are important for you to know. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers.

Shareholders may cast their votes according to the instructions provided in the enclosed proxy materials.

Your vote is important regardless of the number of shares you own. In order to conduct the Special Meeting, a majority of shares must be represented in person or by proxy. Please vote promptly. Please cast your vote using one of the methods included on the enclosed proxy card.

If you have any questions about the proposed reorganization, please call 1-866-721-1371.

Sincerely,

/s/ JOHN DANKO
John Danko President The Coventry Group

The Coventry Group

1st Source Monogram Income Fund

1st Source Monogram Income Equity Fund

1st Source Monogram Long/Short Fund

IMPORTANT SHAREHOLDER INFORMATION

Enclosed are a notice, combined proxy statement/prospectus, and proxy card(s) for a Special Meeting of Shareholders (the “Meeting”) relating to the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund (singly, a “1st Source Fund,” and collectively, the “1st Source Funds”) each a series of The Coventry Group (the “Coventry Group”). The Meeting is scheduled for December 11, 2008 at 9:00 a.m., Eastern Time, at 100 Summer Street, Suite 1500, Boston, MA 02110. The purpose of the Meeting is to vote on an important proposal that affects the 1st Source Funds and your investment in the 1st Source Funds.

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the proposed reorganization (the “Reorganization”) of your 1st Source Fund into a corresponding newly organized series (each a “Wasatch Fund” and collectively, the “Wasatch Funds”) of Wasatch Funds, Inc.

Acquisition of Substantially all of the Assets and Liabilities of:	By and in Exchange for Shares of:
1st Source Monogram Income Fund	Wasatch-1st Source Income Fund

1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund

1st Source Monogram Long/Short Fund	Wasatch-1st Source Long/Short Fund

On August 13, 2008, at a meeting, the Board of Trustees of the Coventry Group considered and approved the Agreement and Plan of Reorganization (the “Plan”). In addition, the Board of Directors of Wasatch Funds, Inc. considered and approved the Plan on August 27, 2008.

If the proposal is approved by shareholders, upon completion of the Reorganization, each 1st Source Fund will transfer all of its assets to its corresponding Wasatch Fund in exchange for shares of the corresponding Wasatch Fund and the corresponding Wasatch Fund’s assumption of the 1st Source Fund’s liabilities. The Plan further provides that each 1st Source Fund will then distribute the shares received from the corresponding Wasatch Fund proportionately to its shareholders and then terminate. As a result of the Reorganization, the total value of the shares held by a shareholder of a 1st Source Fund immediately prior to the Reorganization will be equal to the total value of the shares that a shareholder will receive from the corresponding Wasatch Fund.

Wasatch Advisors, Inc. (“Wasatch Advisors”) will serve as investment adviser to your Wasatch Fund; however, the current portfolio manager(s) of each 1st Source Fund will continue to serve as the portfolio manager(s) to the corresponding Wasatch Fund following the Reorganization although a portfolio manager of the 1st Source Monogram Long/Short Fund will also be named a portfolio manager of the Wasatch-1st Source Income Equity Fund. In this regard, the current portfolio manager(s) of the 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund will become employees of Wasatch Advisors and both will serve as portfolio managers to the corresponding new Wasatch Funds.

With respect to the Wasatch-1st Source Income Fund, 1st Source Corporation Investment Advisors, Inc. (“1st Source Advisors”), the current adviser to the 1st Source Funds, will serve as sub-adviser to such Wasatch Fund and the current portfolio manager of the 1st Source Monogram Income Fund will manage the investment portfolio of the corresponding new Wasatch Fund.

Accordingly, the 1st Source Funds’ portfolio managers will manage the corresponding Wasatch Funds following the Reorganization subject to identical investment objectives for the Wasatch-1st Source Income Fund and Wasatch-1st Source Long/Short Fund, substantially similar investment objectives for the Wasatch-1st Source Income Equity Fund, and substantially similar investment strategies as those currently in place for the 1st Source Funds as described in the Proxy Statement/Prospectus.

Details of the proposal are included in the attached Proxy Statement/Prospectus (the “Proposal”). The Proposal is not expected to result in a change in the level or quality of services to shareholders following the Reorganization. In addition, the Proposal is expected to result in a decrease in overall fund expense ratios. The 1st Source Funds, the shareholders of the 1st Source Funds, and the Wasatch Funds will not pay any fees or expenses associated with the Reorganization as 1st Source Advisors and Wasatch Advisors have agreed to bear the expenses of the Reorganization. The Reorganization is intended to be a tax-free transaction for federal income tax purposes (although there can be no assurance that the Internal Revenue Service will adopt a similar position).

The Proposal has been reviewed by the Coventry Group Board. The Coventry Group Board believes that the Proposal is in the best interests of shareholders of each 1st Source Fund. The Coventry Group Board unanimously recommends that you vote FOR the Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting, December 11, 2008.

Shareholders who execute proxies may revoke them at any time before they are voted at the Meeting by filing a written notice of revocation with the Coventry Group, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call The Altman Group, Inc., the Coventry Group’s proxy agent, toll-free at 1-866-721-1371. You may also receive a telephone call from the proxy solicitation agent asking you to vote your shares. Thank you for your participation in this important initiative.

The Coventry Group

1st Source Monogram Income Fund

1st Source Monogram Income Equity Fund

1st Source Monogram Long/Short Fund

3435 Stelzer Road

Columbus, Ohio 43219

800.766.8938

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on December 11, 2008

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series listed above (singly, a “1st Source Fund,” and collectively, the “1st Source Funds”) of The Coventry Group, a Massachusetts business trust (the “Coventry Group”), will be held on December 11, 2008 at 9:00 a.m., Eastern Time, at 100 Summer Street, Suite 1500, Boston, MA 02110. The purpose of the Meeting is to consider and act on the following proposal affecting your Fund (the “Proposal”):

(1)

For shareholders of the 1st Source Monogram Income Fund, to approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund in exchange for shares of the Wasatch-1st Source Income Fund and the assumption of all liabilities of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund and (ii) the subsequent liquidation and dissolution of the 1st Source Monogram Income Fund;

(2)

For shareholders of the 1st Source Monogram Income Equity Fund, to approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund in exchange for shares of the Wasatch-1st Source Income Equity Fund and the assumption of all liabilities of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund and (ii) the subsequent liquidation and dissolution of the 1st Source Monogram Income Equity Fund;

(3)

For shareholders of the 1st Source Monogram Long/Short Fund, to approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund in exchange for shares of the Wasatch-1 st Source Long/Short Fund and the assumption of all liabilities of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund and (ii) the subsequent liquidation and dissolution of the 1st Source Monogram Long/Short Fund; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The enclosed materials provide additional information about the Proposal. Shareholders of record of each 1st Source Fund as of the close of business on October 24, 2008 are entitled to receive notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares.

The enclosed Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Coventry Group unanimously recommends that you vote in favor of the Proposal.

By Order of the Board of Trustees of The Coventry Group

/s/ CURTIS BARNES
Curtis Barnes, Secretary October 24, 2008

Your vote is important. In order to avoid the expense of additional solicitations, we urge you to complete, sign, date and return the enclosed proxy card(s) as soon as possible. For your convenience, the enclosed addressed envelope requires no postage.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	John B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

COMBINED PROXY STATEMENT/PROSPECTUS

Dated October 24, 2008

The Board of Trustees of The Coventry Group (the “Coventry Group”) is soliciting the enclosed proxies in connection with a Special Meeting of Shareholders (the “Meeting”) relating to the series listed below (singly, a “1st Source Fund” and collectively, the “1st Source Funds”), of the Coventry Group. The Meeting has been called by the Board of Trustees of the Coventry Group (the “Coventry Board”) to vote on the proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) (as more fully described below) between the Coventry Group and Wasatch Funds, Inc. (the “Company”). Under the Plan, each 1st Source Fund will transfer all of its assets to a corresponding newly-organized Wasatch Fund as listed below (singly, a “Wasatch Fund” and collectively, the “Wasatch Funds”) in exchange for shares of the corresponding Wasatch Fund and the corresponding Wasatch Fund’s assumption of the applicable 1st Source Fund’s liabilities. This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to the shareholders of record of each 1st Source Fund as of October 24, 2008 by the Coventry Board in connection with the solicitation of voting instructions for the Meeting.

The Meeting is scheduled for December 11, 2008 at 9:00 a.m., Eastern Time, at 100 Summer Street, Suite 1500, Boston, MA 02110. This Proxy Statement/Prospectus will first be sent to shareholders on or about October 24, 2008.

	The Coventry Group 3435 Stelzer Road Columbus, Ohio 43219 800.766.8938	Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111 801.533.0777

No.	Acquisition of all of the Assets and Liabilities of:	By and in Exchange for Shares of:
1.	1st Source Monogram Income Fund	Wasatch-1st Source Income Fund

2.	1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund

3.	1st Source Monogram Long/Short Fund	Wasatch-1st Source Long/Short Fund

This Proxy Statement/Prospectus provides information about your investment in a 1st Source Fund and the corresponding Wasatch Fund and about other matters that you should know before voting. You should retain this Proxy Statement/Prospectus for future reference. A statement of additional information dated October 24, 2008 (the “Statement of Additional Information”), relating to this Proxy Statement/Prospectus, contains more information about the 1st Source Funds and the Wasatch Funds (each, a “Fund” and collectively, the “Funds”) and the proposed transaction. The Statement of Additional Information has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference.

The Prospectus of the Wasatch-1st Source Income Fund and the Prospectus of the Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund, each dated October 24, 2008 (each, a “Wasatch Prospectus”), both accompanying this Proxy Statement/Prospectus, are incorporated herein by reference, are considered a part of this Proxy Statement/Prospectus and have been filed with the SEC. A Wasatch Prospectus is intended to provide you with additional information about the applicable Wasatch Fund. A copy of the Statement of Additional Information for the Wasatch-1st Source Income Fund and the Statement of Additional Information for the Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund, each dated October 24, 2008 (each a “Wasatch Statement of Additional Information”), are incorporated by reference into, are legally part of this Proxy Statement/Prospectus and have been filed with the SEC. The Wasatch Funds are newly-organized series of Wasatch Funds, Inc., an open-end investment company, and currently have no assets or liabilities. The Wasatch Funds have been created in connection with the Plan for the purpose of acquiring the assets and liabilities of the 1st Source Funds and will not commence operations until the date of the Reorganization. The Wasatch Funds do not have any annual or semiannual reports to date.

You can request a free copy of the Proxy Statement/Prospectus, Statement of Additional Information related to the Proxy Statement/Prospectus, each Wasatch Prospectus, each Wasatch Statement of Additional Information, and the Wasatch Funds’ annual or semi-annual report (when they become available), by calling 800.551.1700 or by writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

With respect to the 1st Source Funds, the following documents have been filed with the SEC:

•	the 1st Source Funds’ Prospectus dated August 1, 2008 (the “1st Source Prospectus”);

•	the 1st Source Funds’ Statement of Additional Information dated August 1, 2008 (the “1st Source Statement of Additional Information”); and

•	the Annual Report for the 1st Source Funds dated March 31, 2008.

The 1st Source Funds’ Prospectus dated August 1, 2008 and related Statement of Additional Information dated August 1, 2008 are incorporated by reference herein and are legally part of this Proxy Statement/Prospectus. Copies of the foregoing documents, the 1st Source Funds’ Annual Report and any subsequently released shareholder reports for the 1st Source Funds are available upon request and without charge by writing to the 1st Source Funds, c/o Citi Fund Services Ohio, Inc., at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling toll free 800.766.8938.

Accompanying this Proxy Statement/Prospectus as Appendix C is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

COMBINED PROXY STATEMENT/PROSPECTUS

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the 1st Source Funds are being asked to consider and approve the Plan with respect to their 1st Source Fund. The Plan provides for: (i) the acquisition of all of the assets and assumption of all of the liabilities at the Closing Date (as defined below) of the 1st Source Funds by the Wasatch Funds in exchange for shares of the corresponding Wasatch Funds; (ii) the pro rata distribution of shares of each Wasatch Fund to shareholders of the corresponding 1st Source Fund; and (iii) the liquidation of the 1st Source Funds. If the shareholders of the 1st Source Funds vote to approve the Plan, as a shareholder of a 1st Source Fund, you will receive shares of the corresponding Wasatch Fund equal in total value to your investment in the applicable 1st Source Fund. If approved by shareholders, the Plan will have the effect of reorganizing each of the 1st Source Funds with and into a corresponding Wasatch Fund, which has an identical investment objective for the Wasatch-1st Source Income Fund and Wasatch-1 st Source Long/Short Fund, substantially similar investment objectives for the Wasatch-1st Source Income Equity Fund, and substantially similar investment strategies, as set forth below. Each 1st Source Fund shareholder will become a shareholder of the corresponding Wasatch Fund. A copy of the Plan is attached as Appendix C.

Common Questions and Answers about the Proposed Reorganization

The following questions and answers provide an overview of the proposal to reorganize 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund into corresponding Wasatch Funds. We encourage you to read the full text of the Proxy Statement/Prospectus.

Q: What are 1st Source Funds’ shareholders being asked to vote upon?

A: The 1st Source Funds’ shareholders are being asked to consider and approve an Agreement and Plan of Reorganization under which their 1st Source Fund would reorganize into a corresponding Wasatch Fund. If approved, shareholders of the 1st Source Funds will become shareholders of the corresponding Wasatch Fund.

Q: How are the 1st Source Funds proposed to be reorganized?

A: The Plan contemplates the Reorganization of each 1st Source Fund listed below into a corresponding Wasatch Fund, that has identical investment objective and substantially similar investment strategies.

1st Source Funds	Wasatch Funds
1st Source Monogram Income Fund	Wasatch-1st Source Income Fund
1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund
1st Source Monogram Long/Short Fund	Wasatch-1st Source Long/Short Fund

If shareholders of the 1st Source Funds approve the Reorganization, shareholders will receive shares of the corresponding Wasatch Funds listed above having the same total value as the existing 1st Source Fund shares owned by the shareholder on the date of the Reorganization. 1st Source Fund shareholders who do not wish to have their 1st Source Fund shares exchanged for shares of the corresponding Wasatch Fund as part of the Reorganization may redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, unless you are a tax-exempt investor.

Q. Why has the Reorganization of the 1st Source Funds into the Wasatch Funds been recommended?

A. 1st Source Corporation Investment Advisors, Inc. (“1st Source Advisors”) and the Coventry Board believe that the proposed Reorganization offers many potential benefits to shareholders and is in the best interests of shareholders. At a meeting held on August 13, 2008, the Coventry Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940

Act”)) of the Coventry Group (the “Independent Trustees”), approved the Reorganization and recommend its approval by the shareholders of the 1 st Source Funds. In reaching its decision, the Coventry Board considered that (1) the portfolio manager(s) of the 1st Source Funds would manage the corresponding Wasatch Fund after the Reorganization with an additional portfolio manager named for the Wasatch-1st Source Income Equity Fund; (2) each Wasatch Fund would have identical investment objectives and substantially similar investment strategies and investment policies as the corresponding 1st Source Fund; (3) the projected overall expense ratios are anticipated to be lower than the corresponding 1st Source Fund after any contractual expense limitations and fee waivers; (4) Wasatch Advisors has agreed to an expense cap for the Wasatch-1st Source Income Equity Fund until January 31, 2011 as described in further detail below; (5) Wasatch Advisors has agreed not to raise the management fee for the Wasatch-1st Source Income Equity Fund for a period of two (2) years; (6) the research and analyst staff and capabilities of Wasatch Advisors are expected to provide broader support to the portfolio managers; (7) Wasatch Funds, Inc. is an existing investment company with 18 series, providing shareholders with exchange privileges among the Wasatch family of funds; (8) shareholders’ interests should not be diluted as each 1st Source Fund shareholder will receive shares of the corresponding Wasatch Fund equal in value to his/her share of the assets of the 1st Source Fund held; (9) the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and (10) Wasatch Advisors has agreed to pay for all of the costs related to the solicitation of the shareholders of the 1st Source Funds (inclusive of legal fees and expenses, printing, mailing the proxy statement and soliciting proxies) to the extent such costs are solely and directly related to the Reorganization. Any other costs that are solely and directly related to the Reorganization and not reflected in the foregoing sentence shall be shared by Wasatch Advisors and 1st Source Advisors, as they may mutually agree.

Q: What is the anticipated timing of the Reorganization?

A: The Meeting of shareholders to consider the proposal is scheduled to occur on December 11, 2008. If all necessary approvals are obtained, the proposed Reorganization will likely take place immediately before the opening of business on December 15, 2008.

Q: Who will receive the Proxy Statement/Prospectus materials?

A: The Proxy Statement/Prospectus will be mailed to all persons and entities that held shares of record in the 1st Source Funds on October 24, 2008. Please note that in some cases record ownership of and/or voting authority over a 1st Source Fund’s shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the Proxy Statement/Prospectus.

Q: Are there any differences in the investment advisory fee in connection with the Proposed Reorganization?

A: 1st Source Advisors and Wasatch Advisors have entered into investment advisory agreements relating to the 1st Source Funds and Wasatch Funds, respectively.

The following chart states the investment advisory fees of each 1st Source Fund and the corresponding Wasatch Fund. Advisory fees are based on a percentage of average daily net assets of the Fund. Each corresponding Wasatch Fund’s investment advisory fees are identical to that of the 1st Source Fund, except that the advisory fee for the Wasatch-1st Source Income Equity Fund is higher than that of the 1st Source Monogram Income Equity Fund. Wasatch Advisors has agreed to implement a fee waiver whereby the total expenses of the Wasatch-1st Source Income Equity Fund will be capped at 1.10% of average daily net assets until January 31, 2011. Pursuant to this expense limitation, Wasatch Advisors will pay all expenses, excluding interest, taxes, brokerage commissions, acquired fund fee and expenses, other investment related costs and extraordinary expenses, in excess of such limitation. Wasatch Advisors may rescind this contractual limitation on expenses any time after January 31, 2011. Wasatch Advisors has agreed not to increase the investment advisory fee for the Wasatch-1st Source Income Equity Fund for a period of two (2) years following the closing of the transaction.

No.	1st Source Fund	Investment Advisory Fees of the 1st Source Fund	Wasatch Fund	Investment Advisory Fees of the Wasatch Fund
1.	1st Source Monogram Income Fund	0.55%	Wasatch-1st Source Income Fund	0.55%

2.	1st Source Monogram Income Equity Fund	0.80%	Wasatch-1st Source Income Equity Fund	0.90%

3.	1st Source Monogram Long/Short Fund	1.10%	Wasatch-1st Source Long/Short Fund	1.10%

Q: What are the costs and federal tax implications to shareholders in connection with the proposed Reorganization?

A: 1st Source Funds and Wasatch Funds will not bear any direct or indirect fees or expenses in connection with the Reorganization. Under the Plan, Wasatch Advisors and 1st Source Advisors have agreed, to the extent permitted, to pay all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan whether or not the transactions contemplated are concluded.

The aggregate value of Wasatch Fund shares issued to you will be equal to the aggregate value of the 1st Source Fund shares that you owned immediately prior to the Reorganization. In addition, the Reorganization is intended to be tax-free under federal tax law (however, there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position).

However, immediately prior to the Reorganization, each 1st Source Fund will declare and pay a final distribution to its shareholders of all of its investment company taxable income (and net tax-exempt income, if any) for taxable years ending on or before the effective time of the Reorganization and all of its net capital gain, if any, recognized in those years.

Q: Are there any significant differences between the investment objectives and policies of the 1st Source Funds and the Wasatch Funds?

A: Each Wasatch Fund is a newly-organized fund without assets or liabilities that has been created for the purpose of acquiring the assets and liabilities of its corresponding 1st Source Fund. Each of the Wasatch-1st Source Income Fund and Wasatch-1st Source Long/Short Fund has an identical investment objective and substantially similar investment strategies as its corresponding 1st Source Fund. The Wasatch-1st Source Income Equity Fund has substantially similar investment objectives and investment strategies as its corresponding 1st Source Monogram Income Equity Fund,

Q: Are there any significant differences between the sales charges, redemption fees or annual fund operating expenses of the 1st Source Funds and the Wasatch Funds?

A: The annual operating expenses of each of the Wasatch Funds are expected to be the same or lower than the corresponding 1st Source Fund after the Reorganization. Wasatch Advisors has contractually agreed to limit the total annual operating expenses of the Wasatch-1st Source Income Equity Fund at least through January 31, 2011 to 1.10% of average daily net assets computed on a daily basis. Pursuant to this expense limitation, Wasatch Advisors will pay all expenses, excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment related costs and extraordinary expenses, in excess of such limitation. Wasatch Advisors may rescind this contractual limitation on expenses any time after January 31, 2011.

Neither the 1st Source Funds nor the Wasatch Funds impose sales charges. A Rule 12b-1 plan of distribution was approved for the 1st Source Funds whereby the funds could charge a fee of up to 0.25% of average daily net assets, although this fee has never been imposed. The Wasatch Funds do not have a Rule 12b-1 plan.

Currently, the 1st Source Funds do not have a redemption fee. Each Wasatch Fund assesses a redemption fee of 2% on shares redeemed within 60 days after the date they were purchased, subject to certain exceptions. This fee is intended to discourage frequent trading of fund shares that can negatively affect a fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Wasatch Funds will waive the redemption fee for all transferring 1st Source Fund shareholders for a period of 60 days following the Reorganization.

Q: Will there be any changes in the portfolio managers?

A: Wasatch Advisors serves as investment adviser to the Wasatch Funds. The portfolio managers who provide day-to-day portfolio management to the 1st Source Funds will continue after the Reorganization to provide day-to-day portfolio management to the Wasatch Funds although an additional portfolio manager will be named for the Wasatch-1st Source Income Equity Fund. After the Reorganization, Mr. Ralph Shive, CFA, portfolio manager of the 1st Source Monogram Income Equity Fund and co-portfolio manager of the 1st Source Monogram Long/Short Fund, and Mr. Michael Shinnick, co-portfolio manager of the 1st Source Monogram Long/Short Fund, will become employees of Wasatch Advisors and, as such, will serve as the portfolio managers of both corresponding Wasatch Funds. Mr. Paul Gifford, CFA, the portfolio manager of the 1st Source Monogram Income Fund, will remain an employee of 1st Source Advisors. 1st Source Advisors will be a sub-adviser to the Wasatch-1st Source Income Fund effective as of the closing of the Reorganization. Accordingly, Mr. Gifford will serve as the portfolio manager of the Wasatch-1st Source Income Fund after the Reorganization. The Proxy Statement/Prospectus contains further information about the addition of the sub-adviser for the Wasatch-1st Source Income Fund.

Q: What vote is required to approve the Reorganization and what happens if the Reorganization is not approved?

A: The shareholders of each 1st Source Fund must separately approve the Reorganization with respect to their 1st Source Fund in order for the Reorganization to be approved for that fund. Additionally, the Reorganization must be approved on behalf of all three 1st Source Funds for the Reorganization to be effected. In the event a 1st Source Fund fails to receive sufficient votes for approval of the Reorganization, management will consider appropriate options. If the shareholders of any of the 1st Source Funds do not approve the Plan, the Coventry Board may consider other possible courses of action for the 1st Source Funds that did not approve the Plan, which may include liquidation.

SUMMARY

The information set forth in this section is only a summary and is qualified in its entirety of the information contained elsewhere in this Proxy Statement/Prospectus, the Plan, or in the documents incorporated by reference herein. You should read the entire Proxy Statement/Prospectus including the Plan (attached as Appendix C), as it contains additional information regarding the Reorganization.

What is the purpose of the Proposal?

At a meeting held on August 13, 2008, the Coventry Board approved the Plan and recommended that shareholders of the 1st Source Funds approve the Plan. If shareholders of the 1st Source Funds approve the Plan, all of a 1st Source Fund’s assets will be transferred to the corresponding Wasatch Fund in exchange for shares of that Wasatch Fund and the corresponding Wasatch Fund’s assumption of the applicable 1st Source Fund’s liabilities. The shares of the Wasatch Funds received will be equal in value to the net assets transferred from the 1st Source Funds. Each Wasatch Fund’s shares will then be distributed pro rata to the corresponding 1st Source Fund’s shareholders and each 1st Source Fund will be liquidated. This means that you will cease to be a shareholder of the 1st Source Fund and will become a shareholder of the corresponding Wasatch Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereafter, the “Closing Date”), which is currently expected to be December 15, 2008.

For the reasons set forth below under “Reasons for the Reorganization,” the Coventry Board concluded that the Reorganization is in the best interests of the 1st Source Funds and their shareholders. The Coventry Board has also concluded that no dilution in value would result to the shareholders of the 1st Source Funds as a result of the Reorganization. (The Wasatch Funds have been newly-organized in connection with the Reorganization and have no shareholders).

How do the investment objectives and principal investment strategies of the 1st Source Funds and the corresponding Wasatch Funds compare?

The following chart states the investment objective of each 1st Source Fund and the corresponding Wasatch Fund. The investment objective of each of the Wasatch-1st Source Income Fund and Wasatch-1st Source Long/Short Fund is identical to the corresponding 1st Source Fund. The investment objectives of the Wasatch-1st Source Income Equity Fund are substantially similar to the 1st Source Monogram Income Equity Fund,

No.	1st Source Fund	Investment Objective of the 1st Source Fund	Wasatch Fund	Investment Objective of the Wasatch Fund

1.	1st Source Monogram Income Fund	The Fund’s investment objective is to seek current income consistent with the preservation of capital.	Wasatch-1st Source Income Fund	Same as 1st Source Fund.

2.	1st Source Monogram Income Equity Fund	The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.	Wasatch-1st Source Income Equity Fund	The Fund’s investment objectives are to seek capital appreciation and income.

3.	1st Source Monogram Long/Short Fund	The Fund’s investment objective is to seek capital appreciation.	Wasatch-1st Source Long/Short Fund	Same as 1st Source Fund.

It is anticipated that each Wasatch Fund and its corresponding 1st Source Fund will be managed in a substantially similar manner. Each Wasatch Fund will be managed by the same portfolio manager(s) as its corresponding 1st Source Fund although a current portfolio manager of the 1st Source Monogram Long/Short Fund,

Mr. Michael Shinnick, will also be named as a portfolio manager of the Wasatch-1st Source Income Equity Fund. In addition, the principal investment strategies of each Wasatch Fund are substantially similar to those of its corresponding 1st Source Fund, with the salient differences described below. Unless specifically noted, it is intended that the investment process currently employed by each 1st Source Fund will continue to be the investment process employed by the corresponding Wasatch Fund.

Wasatch-1st Source Income Fund

The Investment Advisor’s Process.

1st Source Advisors is the investment adviser to the 1st Source Funds. Wasatch Advisors is the investment adviser to the Wasatch Funds. 1st Source Advisors will serve as sub-adviser to the Wasatch-1st Source Income Fund. As noted, the portfolio manager of the 1st Source Monogram Income Fund will be the same for the corresponding Wasatch Fund and the investment process utilized by the portfolio manager for the 1st Source Monogram Income Fund is intended to be substantially similar for the corresponding Wasatch Fund. With respect to the Wasatch-1st Source Income Fund, the portfolio manager uses analysis of credit quality, spreads, interest rate sensitivity, prepayment speeds, and yield curve to shape the portfolio. Analysis versus the benchmark, and the outlook for economic and inflation conditions are used to determine sector weightings, individual security selection, duration and convexity of the portfolio.

Principal Investment Strategies.

As noted, it is anticipated that the Wasatch-1st Source Income Fund will be managed similarly to its corresponding 1st Source Fund. The 1st Source Monogram Income Fund normally invests at least 65% of its total assets in debt securities of all types, including high grade corporate bonds and U.S. government bonds. The corresponding Wasatch Fund likewise normally invests at least 65% of its total assets in debt securities of all types, including corporate bonds, U.S. government bonds, and variable and floating rate securities. Each Fund invests substantially all, but in no event less than 65%, of its total assets in debt securities. The Wasatch Fund notes this policy is measured at the time of purchase. Both funds also invest in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government. It is anticipated that the Wasatch-1st Source Income Fund will have a maturity of 3 1/2 years to 5 years and a duration of 2 1/2 years to 4 1/2 years.

Both Funds may also engage in repurchase transactions, invest in other investment companies and purchase securities on a when-issued or delayed delivery basis. The Wasatch-1st Source Income Fund may also engage in credit default swaps.

Some of the principal differences in the principal investment strategies are as follows:

Investments in investment grade and non-investment grade debt securities. The 1st Source Monogram Income Fund invests only in debt securities which are considered to be investment grade and rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (NRSROs) or, if unrated, which 1st Source Advisors deems to be of comparable quality. The corresponding Wasatch Fund also invests in investment grade securities, but may invest up to 10% of its total assets in non-investment grade securities (i.e., junk bonds). Accordingly, the Wasatch Fund may be subject to more credit and default risk than its corresponding 1st Source Fund. See “What are the principal risks associated with investments in the Funds?—Specific Risks-1st Source Monogram Income Fund/Wasatch-1st Source Income Fund” for further discussion of the risks of non-investment grade securities.

Investments in futures and options. The 1st Source Monogram Income Fund may engage in options transactions and may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes. The corresponding Wasatch Fund may also engage in forward contracts, futures transactions and options on futures. The corresponding Wasatch Fund may engage in futures transactions solely for hedging purposes. Although not a principal strategy, the Wasatch Fund may also engage in options transactions and will not invest more than 10% of its net assets in purchased options. See “What are the principal risks associated with investments in the Funds?—Specific Risks-1st Source Monogram Income Fund/Wasatch-1st Source Income Fund” for a further discussion of risks from investing in derivatives.

Other investment strategies. The 1st Source Monogram Income Fund may also lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income. The corresponding Wasatch Fund may also engage in securities lending but has indicated this is a non-principal investment strategy.

Wasatch-1st Source Income Equity Fund

The Investment Advisor’s Process.

1st Source Advisors is the investment adviser to the 1st Source Funds. Wasatch Advisors is the investment adviser to the Wasatch-1st Source Funds. As noted, the current portfolio manager of the 1st Source Monogram Income Equity Fund will be the same for the corresponding Wasatch Fund and a portfolio manager of the 1 st Source Monogram Long/Short Fund will also be named a portfolio manager of this Wasatch Fund. The investment process utilized by the portfolio managers for the 1st Source Monogram Income Equity Fund is intended to be substantially similar to that for the corresponding Wasatch Fund. With respect to the Wasatch-1st Source Income Equity Fund, the portfolio managers employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price to sales, price to book, price to earnings, and price/earnings-to-growth.

•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.

•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

Principal Investment Strategies.

As noted, it is anticipated that the Wasatch-1st Source Income Equity Fund will be managed similarly to its corresponding 1st Source Fund. The 1st Source Monogram Income Equity Fund invests substantially all, but in no event less than 80% of its assets in equity securities. The equity securities include: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks. The 1st Source Monogram Income Equity Fund normally invests primarily in common stock and securities convertible into common stocks of companies with market capitalizations of at least $100 million which 1st Source Advisors believes will pay above average dividends or interest. The Wasatch-1st Source Income Equity Fund, under normal market conditions, will invest at least 80% of the Fund’s net assets primarily in common stock and securities convertible into common stocks. The Fund typically invests in the securities of companies with market capitalizations of at least $100 million at the time of purchase which Wasatch Advisors believes will pay above average dividends or interest.

Both Funds may also invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase. Both Funds may invest a large percentage of their assets in a few sectors.

Other investment strategies. The 1 st Source Monogram Income Equity Fund may lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income, may invest in other investment companies, real estate investment trusts (REITs), obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, securities issued by foreign companies; may engage in repurchase transactions; and may engage in options transactions as well as futures transactions and invest in options on futures contracts solely for hedging purposes. The corresponding Wasatch Fund may also engage in securities lending, engage in repurchase transactions and invest in the foregoing types of securities but has indicated that these are non-principal investment strategies. As a non-principal investment strategy, the Wasatch-1st Source Income Equity Fund may also engage in option transactions, future transactions and engage in options on futures transactions for hedging purposes.

Wasatch-1st Source Long/Short Fund

The Investment Advisor’s Process.

1st Source Advisors is the investment adviser to the 1st Source Funds. Wasatch Advisors is the investment adviser to the Wasatch-1st Source Funds. As noted, the current portfolio managers of the 1st Source Monogram Long/Short Fund will be the same as for the corresponding Wasatch Fund and the investment process utilized by the portfolio managers for the 1st Source Monogram Long/Short Fund is intended to be substantially similar to that for the corresponding Wasatch Fund. With respect to the Wasatch-1st Source Long/Short Fund, the portfolio managers believe that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from their assessment of the intrinsic values of such companies. Wasatch Advisors further believes that opportunities to invest in undervalued and overvalued stocks arise due to a variety of market inefficiencies, including:

•	Changes in market participant psychology and circumstances.

•	Imperfect information.

•	Forecasts and projections by Wall Street analysts and company representatives which differ from experienced reality.

When evaluating potential investments for the Wasatch-1st Source Long/Short Fund, both long and short, Wasatch Advisors employs comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price to sales, price to book, price to earnings, and price/earnings-to-growth.

•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.

•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

Investment opportunities may be further prioritized based upon metrics for market participant psychology, including:

•	Money flow.

•	Insider activity.

•	Stochastics.

•	Relative strength.

•	Variation from moving averages.

Along with long positions, the Wasatch-1st Source Long/Short Fund intends to engage in short sales of securities of companies that the adviser believes:

•	Have earnings that appear to be reflected in the current price.

•	Are likely to fall short of market expectations.

•	Are in industries exhibiting weaknesses.

•	Have poor management.

•	Are likely to suffer an event affecting long-term earnings.

Principal Investment Strategies.

As noted, it is anticipated that the Wasatch-1st Source Long/Short Fund will be managed similarly to its corresponding 1st Source Fund. The 1st Source Monogram Long/Short Fund invests primarily in common stocks by maintaining both long equity positions and short equity positions. The 1st Source Monogram Long/Short Fund normally purchases common stocks (“long” equity positions) of U.S. traded companies that 1st Source Advisors has identified as being undervalued and sells short those securities (“short” equity positions) that it has identified as being overvalued. The equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks. The 1st Source Monogram Long/Short Fund can make investments in any market sector and in any company that has a public market capitalization of at least $100 million. The Wasatch-1st Source Long/Short Fund also invests primarily in equity securities by maintaining long equity positions and short equity positions. The Wasatch-1st Source Long/Short Fund, under normal market conditions, invests in equity securities of companies with market capitalizations of at least $100 million at the time of purchase that Wasatch Advisors has identified as being undervalued (“long” equity positions) and sells short those securities (“short” equity positions) that it has identified as being overvalued. The Wasatch-1st Source Long/Short Fund may at any time have either a net long exposure or a net short exposure to the equity markets and the Wasatch-1st Source Long/Short Fund will not be managed to maintain either a net long or net short market exposure.

Both Funds may invest in fixed income securities consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase. Both Funds are non-diversified, meaning that the Funds may concentrate investments in a more limited number of issuers than a diversified fund. Both Funds may invest a large percentage of assets in a few sectors. Both Funds may invest in early stage companies.

Other investment strategies. The 1st Source Monogram Long/Short Fund may lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income; may invest in other investment companies, real estate investment trusts (REITs), obligations issued or guaranteed by agencies or instrumentalities of the U.S. government and securities of foreign issuers; may engage in repurchase transactions; and may engage in options transactions as well as futures transactions and invest in options on futures solely for hedging purposes. The corresponding Wasatch Fund may also engage in securities lending, engage in repurchase transactions, and invest in the foregoing instruments but has indicated that these are non-principal investment strategies. As a non-principal investment strategy, the Wasatch-1st Source Long/Short Fund may also engage in option transactions, future transactions and engage in options on futures transactions for hedging purposes.

1st Source Funds/Wasatch Funds

Other Investment Policies. Each 1st Source Fund’s other investment policies are summarized in the 1st Source Statement of Additional Information dated August 1, 2008, a copy of which is available upon request, without charge, by writing to the 1st Source Monogram Funds, c/o Citi Fund Services Ohio, Inc., at 3435 Stelzer Road, Columbus, Ohio 43219 or calling toll free 800.766.8938. Each Wasatch Funds other investment policies are summarized in its respective Wasatch Statement of Additional Information dated October 24, 2008, which is available upon request, without charge, by writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172 or by calling 800.551.1700.

What are the fees and expenses of each Fund and what should I expect them to be after the Reorganization?

Investment advisory (management) fee. Pursuant to the Reorganization, the shareholders of the 1st Source Funds will receive shares of the corresponding Wasatch Fund equal in value to their investment in the 1st Source Fund if the Reorganization is approved. Accordingly, the 1st Source shareholders will become shareholders of the corresponding Wasatch Fund. Wasatch Advisors is the adviser to the Wasatch Funds. 1st Source Advisors will serve as a sub-adviser to the Wasatch-1st Source Income Fund. The management fees for the Wasatch-1st Source Income Fund and the Wasatch-1st Source Long/Short Fund will be the same as the corresponding 1st Source Fund. The management fee for the Wasatch-1st Source Income Equity Fund is 0.90% of average daily net assets, which is 0.10% higher than the management fee of the corresponding 1st Source Income Equity Fund.

In evaluating the Reorganization, the Coventry Board considered, among other things, the proposed fees and expenses of the corresponding Wasatch Funds. The Coventry Board recognized that the management fees of the Wasatch-1st Source Income Fund and Wasatch-1st Source Long/Short Fund were the same as the corresponding 1st Source Fund. Although the management fee of the Wasatch-1st Source Equity Fund was higher than its corresponding 1st Source Fund, the Coventry Board noted that the projected total expense ratio for the Wasatch-1st Source Fund was expected to be lower than the corresponding 1st Source Fund. Further, Wasatch Advisors agreed at the Coventry Board’s request to reimburse the Wasatch-1st Source Income Equity Fund for total annual fund operating expenses in excess of 1.10% of average daily net assets through January 31, 2011 (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment related costs and extraordinary expenses). The Coventry Board noted that this expense limitation was below the actual fees of the 1st Source Income Equity Fund for its past fiscal year. Wasatch Advisors also agreed to not increase the management fee of the Wasatch-1st Source Income Equity Fund for a period of two years following the closing of the Reorganization. In light of the foregoing, including a review of the services that will be provided by Wasatch Advisors, the Coventry Board approved the Reorganization and recommended approval by shareholders.

Expense Ratio Tables. Like all mutual funds, each 1st Source Fund and Wasatch Fund incurs certain expenses in its operations and, as a shareholder, you pay these expenses indirectly. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The following tables compare the actual fees and expenses for each 1st Source Fund for the fiscal year ended March 31, 2008 with the estimated fees and expenses for the corresponding Wasatch Fund for the fiscal year ended September 30, 2009, on a pro forma basis assuming the Reorganization is approved. Actual expense information for the Wasatch Funds is not provided as they are newly-organized funds created for the purpose of this Reorganization and will not commence operations until the consummation of the Reorganization is approved. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the expense levels for the 1st Source Funds and the Wasatch Funds and obtain a general idea of what the expense levels of the Wasatch Funds will be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions or intermediaries directly on their customer accounts in connection with investments in the funds. Pro forma expense levels shown should not be considered actual representations of future expenses or performance. Such pro forma expense levels project anticipated levels, but actual expenses may be greater or less than those shown.

As reflected in the tables below, the 1st Source Funds and the Wasatch Funds do not impose a sales charge. The Wasatch Funds charge a 2% redemption fee for redemptions of shares made within 60 days after they were purchased, subject to certain exceptions. Wasatch Funds will waive the redemption fee for all transferring 1st Source Fund shareholders for a period of 60 days following the Reorganization. The 1st Source Funds do not assess a redemption fee. The 1st Source Funds have authorized a plan of distribution whereby the 1st Source Funds could charge a fee of up to 0.25% under Rule 12b-1, although this fee has never been imposed. The Wasatch Funds do not have a Rule 12b-1 plan. With respect to each Fund’s net annual operating expenses, it is anticipated that each Wasatch Fund will have a lower overall expense ratio after any contractual expense limitations and fee waivers than its corresponding 1 st Source Fund.

1.	1st Source Monogram Income Fund/Wasatch-1st Source Income Fund

	Actual		Pro forma
	1st Source Monogram Income Fund		Wasatch-1st Source Income Fund After Reorganization
Shareholder Fees (Paid Directly From Your Investment)
Maximum Sales Charge (Load) imposed on purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None
Redemption Fee from Redemption Proceeds	None		2.00	%(1)
Exchange Fee	None		None
Maximum Account Fee	None		None
Annual IRA Maintenance Fee (per Fund) (2)	None		$12.50
IRA Distribution Fee (per Fund) (3)	None		$15.00
Outgoing Wire Transfer Fee	None		$15.00 each

Annual Fund Operating Expenses (Expenses that are deducted from Fund Assets) (4)
Management Fee (paid to have the Fund’s investments professionally managed)	0.55%		0.55	%(5)
Distribution and/or Service (12b-1) Fee (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25	%(6)	0.00%
Other Expenses	0.40	%(4)	0.23	%(4)
Acquired Fund Fees and Expenses	0.02%		0.02	%(7)
Total Annual Fund Operating Expenses	1.22	%(4)(8)	0.80	%(4)

1.

A redemption fee of 2% of redemption proceeds applies to Wasatch Fund shares redeemed within 60 days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Wasatch Funds will waive the redemption fee for all transferring 1st Source Funds shareholders for a period of 60 days following the Reorganization.

2.	Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type.
3.	Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.
4.

Other Expenses and Total Annual Fund Operating Expenses for the 1st Source Fund are based on amounts incurred for the 1st Source Fund’s most recent fiscal year ended March 31, 2008 stated as a percentage of average daily net assets. Other Expenses and Total Annual Fund Operating Expenses for the Wasatch Fund are based on estimated amounts for its full fiscal year ended September 30, 2009, assuming the Reorganization occurred on December 15, 2008.

5.

The sub-advisory agreement by and between Wasatch Advisors and 1st Source Advisors provides that Wasatch Advisors shall pay 1st Source Advisors a monthly management fee computed at the annual rate of 0.52% of the Wasatch-1st Source Income Fund’s average daily net assets. Wasatch Advisors will retain the remainder of the management fee.

6.

Foreside Distribution Services, LP, the distributor for the 1st Source Funds, is currently limiting the distribution fee paid by the Fund for the current fiscal year to 0.00%. Total Annual Fund Operating Expenses after this fee limitation would have been 0.97%. This expense limitation may be revised or cancelled at any time.

7.	Acquired Fund Fees and Expenses are estimated for the Wasatch Fund for its first full fiscal year.
8.

The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the 1st Source Fund’s financial statements (or the financial highlights in the 1st Source Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”). Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses for the 1st Source Monogram Income Fund after the distributor’s fee waiver would be 0.95%.

2.	1st Source Monogram Income Equity Fund/Wasatch-1st Source Income Equity Fund

	Actual		Pro forma
	1st Source Monogram Income Equity Fund		Wasatch-1st Source Income Equity Fund After Reorganization
Shareholder Fees (Paid Directly From Your Investment)
Maximum Sales Charge (Load) imposed on purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None
Redemption Fee from Redemption Proceeds	None		2.00	%(1)
Exchange Fee	None		None
Maximum Account Fee	None		None
Annual IRA Maintenance Fee (per Fund) (2)	None		$12.50
IRA Distribution Fee (per Fund) (3)	None		$15.00
Outgoing Wire Transfer Fee	None		$15.00 each

Annual Fund Operating Expenses (Expenses that are deducted from Fund Assets) (4)
Management Fee (paid to have the Fund’s investments professionally managed)	0.80%		0.90%
Distribution and/or Service (12b-1) Fee (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25	%(5)	0.00%
Other Expenses	0.33	%(4)	0.17	%(4)
Acquired Fund Fees and Expenses	0.07%		0.07	%(6)
Total Annual Fund Operating Expenses	1.45	%(4)(7)	1.14	%(4)
Less Contractual Fee Waiver	0.00%		0.00	%(8)
Net Expenses	1.45	%(5)	1.14%

1.

A redemption fee of 2% of redemption proceeds applies to Wasatch Fund shares redeemed within 60 days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Wasatch Funds will waive the redemption fee for all transferring 1st Source Funds shareholders for a period of 60 days following the Reorganization.

2.	Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type.
3.	Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.
4.

Other Expenses and Total Annual Fund Operating Expenses for the 1st Source Fund are based on amounts incurred for the 1st Source Fund’s most recent fiscal year ended March 31, 2008 stated as a percentage of average daily net assets. Other Expenses and Total Annual Fund Operating Expenses for the Wasatch Fund are based on estimated amounts for its full fiscal year ended September 30, 2009, assuming the Reorganization occurred on December 15, 2008.

5.

Foreside Distribution Services, LP, the distributor for the 1st Source Funds, is currently limiting the distribution fee paid by the Fund for the current fiscal year to 0.00%. Total Annual Fund Operating Expenses after this fee limitation would have been 1.20%. This expense limitation may be revised or cancelled at any time.

6.	Acquired Fund Fees and Expenses are estimated for the Wasatch Fund for its first full fiscal year.
7.

The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the 1st Source Fund’s financial statements (or the financial highlights in the 1st Source Funds’ Prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”). Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses for the 1st Source Monogram Income Equity Fund after the distributor’s fee waiver would be 1.13%.

8.

Wasatch Advisors, Inc. has contractually agreed to limit expenses for the Wasatch-1st Source Income Equity Fund at least through January 31, 2011, to 1.10% of average net assets computed on a daily basis. Wasatch Advisors will pay all expenses, excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment related costs and extraordinary expenses, in excess of such limitation. Wasatch Advisors may rescind this contractual limitation on expenses any time after January 31, 2011. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Equity Fund would be 1.07%.

3.	1st Source Monogram Long/Short Fund/Wasatch-1st Source Long/Short Fund

	Actual		Pro forma
	1st Source Monogram Long/Short Fund		Wasatch-1st Source Long/Short Fund After Reorganization
Shareholder Fees (Paid Directly From Your Investment)
Maximum Sales Charge (Load) imposed on purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None
Redemption Fee from Redemption Proceeds	None		2.00	%(1)
Exchange Fee	None		None
Maximum Account Fee	None		None
Annual IRA Maintenance Fee (per Fund) (2)	None		$12.50
IRA Distribution Fee (per Fund) (3)	None		$15.00
Outgoing Wire Transfer Fee	None		$15.00 each

Annual Fund Operating Expenses (Expenses that are deducted from Fund Assets) (4)
Management Fee (paid to have the Fund’s investments professionally managed)	1.10%		1.10%
Distribution and/or Service (12b-1) Fee (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25	%(5)	0.00%
Other Expenses	0.65	%(4)	0.26	%(4)
Acquired Fund Fees and Expenses	0.00%		0.00	%(6)
Total Annual Fund Operating Expenses	2.00	%(4)	1.36	%(4)

1.

A redemption fee of 2% of redemption proceeds applies to Wasatch Fund shares redeemed within 60 days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Wasatch Funds will waive the redemption fee for all transferring 1st Source Funds shareholders for a period of 60 days following the Reorganization.

2.	Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type.
3.	Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.
4.

Other Expenses and Total Annual Fund Operating Expenses for the 1st Source Fund are based on amounts incurred for the 1st Source Fund’s most recent fiscal year ended March 31, 2008 stated as a percentage of average daily net assets. Other Expenses and Total Annual Fund Operating Expenses for the Wasatch Fund are based on estimated amounts for its full fiscal year ended September 30, 2009, assuming the Reorganization occurred on December 15, 2008.

5.

Foreside Distribution Services, LP, the distributor for the 1st Source Funds, is currently limiting the distribution fees paid by the Fund for the current fiscal year to 0.00%. Total Annual Fund Operating Expenses after this fee limitation would have been 1.75%. This expense limitation may be revised or cancelled at any time.

6.	Acquired Fund Fees and Expenses are estimated for the Wasatch Fund for its first full fiscal year.

Examples. These examples are intended to help you compare the cost of investing in each 1st Source Fund as it currently exists with estimated costs of investing in the corresponding Wasatch Fund after the Reorganization. These examples assume that you invest $10,000 in a specified Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year, no change in expenses for the specified Fund as stated in the above tables and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
1st Source Monogram Income Fund	$124	$388	$672	$1,481
Pro forma Wasatch-1st Source Income Fund—After Reorganization	$82	$256	$444	$990

	1 Year	3 Years	5 Years	10 Years
1st Source Monogram Income Equity Fund	$148	$460	$794	$1,739
Pro forma Wasatch-1st Source Income Equity Fund—After Reorganization	$116	$362	$627	$1,384

	1 Year	3 Years	5 Years	10 Years
1st Source Monogram Long/Short Fund	$203	$629	$1,080	$2,333
Pro forma Wasatch-1st Source Long/Short Fund—After Reorganization	$138	$431	$745	$1,636

What are the general tax consequences of the Reorganization?

It is expected that shareholders of each 1st Source Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the 1st Source Funds for shares of the Wasatch Funds pursuant to the Reorganization (although there can be no assurance that the IRS will adopt a similar position). You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “Information about the Reorganization and the Plan—What are the federal income tax consequences of the Reorganization?”

As a condition to the closing of the Reorganization, Coventry Group and the Company will receive an opinion from Thompson Hine LLP, counsel to the Coventry Group, (based on certain facts, qualifications, assumptions and representations) to the effect that for each 1st Source Fund, the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

What are other differences between the 1st Source Funds and Wasatch Funds?

Service Providers

1st Source Advisors currently serves as investment adviser to the 1st Source Funds. Wasatch Advisors will serve as the investment adviser to each Wasatch Fund. 1st Source Advisors will serve as the sub-adviser to the Wasatch-1 st Source Income Fund.

For more information about the advisers and the investment advisory fees of each 1st Source Fund and the corresponding Wasatch Fund, please see the sections titled: “What are the fees and expenses of each Fund and what should I expect them to be after the Reorganization?” and “Comparison of 1st Source Funds and Wasatch Funds—Who Manages the Funds?”

The 1st Source Funds and Wasatch Funds currently have different administrators, distributors, transfer agents and other service providers. For more information about the management of the Wasatch Funds and other service providers to the Wasatch Funds, see “Comparison of 1st Source Funds and Wasatch Funds—“Who manages the Funds?” and “What are other key features of the Funds?”

Purchase, Redemption and Exchange Policies

The 1st Source Funds’ and Wasatch Funds’ purchase, redemption, exchange and dividend policies and procedures are similar. For more information, see “Comparison of 1st Source Funds and Wasatch Funds—What are other key features of the Funds?”. See also Appendix B for a comparison of pricing, purchase, exchange and redemption procedures.

Where can I find more financial information about the Funds?

The 1st Source Funds’ annual report contains a discussion of each 1st Source Fund’s performance during the past fiscal year and shows per share information for each of the past five fiscal years or if a 1st Source Fund has not been in operation for more than five years, for the life of the 1st Source Fund. The audited financial statements and related reports of the independent auditors are incorporated by reference into the Statement of Additional Information. See also “Financial Highlights” in the 1st Source Funds Prospectus. These documents also are available upon request. The Wasatch Funds are newly-organized and have not yet commenced operations and thus have not published an annual or semi-annual report. For additional information about the Funds, see “More Information About the Funds” below.

What are the principal risks associated with investments in the Funds?

General Risks.

Like all investments, an investment in a 1st Source Fund or a Wasatch Fund involves risk. All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you could lose money if you invest in a 1st Source Fund or a Wasatch Fund. There is no assurance that a fund will meet its investment objective. The ability of a 1st Source Fund or a Wasatch Fund to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. An investment in a 1st Source Fund or a Wasatch Fund is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As noted, it is anticipated that the 1st Source Fund and its corresponding Wasatch Fund will be similarly managed. Given the similarity in investment policies and strategies, the investment risk applicable to the 1st Source Fund and its corresponding Wasatch Fund are also expected to be substantially similar. In addition to the general risks, specific risks applicable to the 1st Source Fund and its corresponding Wasatch Fund are summarized below including any salient differences.

Specific Risks.

1.	1st Source Monogram Income Fund/Wasatch-1st Source Income Fund

Market Risk. Volatile financial markets can expose the Fund to greater market risk. The value of the securities in which the Fund invests may decline in response to developments affecting general economic conditions. Price changes may be temporary or last for extended periods.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of a Fund’s portfolio may decline if the companies in which a Fund invests do not perform well in the market and underperform other types of securities.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. A Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Income Risk. Income risk refers to the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds at market interest rates that are below a portfolio’s current earnings rate.

Convertible Securities Risk. Both the 1st Source Monogram Income Fund and the Wasatch-1st Source Income Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Fund.

Derivatives Risk. Both the 1st Source Monogram Income Fund and Wasatch-1st Source Income Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies or indexes. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund. Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Investments in derivatives also entail exposure to the credit and default risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indexes. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. A Fund may engage in these derivative transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates. A Fund may not fully benefit or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Another risk of derivatives is counterparty risk-the risk that the counterparty to a derivative transaction will not perform its obligations-which could leave the Fund worse off than if it had not entered into the position.

Ratings Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of 1st Source Advisors, the adviser to the 1st Source Monogram Income Fund and the sub-adviser to the corresponding Wasatch Fund, not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on 1st Source Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, 1st Source Advisors will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Repurchase Agreements Risk. Both the 1st Source Monogram Income Fund and the Wasatch-1st Source Income Fund may invest in repurchase agreements. As it pertains to the Fund, a repurchase agreement is a contract in which the seller of U.S. Treasury securities (a member of the Federal Reserve System or a recognized securities dealer) agrees to buy back the same securities (collateral) at a later date and at a predetermined price or yield. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

Non-Investment Grade Securities Risk. Although the 1st Source Monogram Income Fund only invests in investment grade debt securities, the Wasatch-1st Source Income Fund may invest up to 10% of its assets in non-investment grade securities and therefore is subject to the risks associated with such securities. High yield, or non-investment grade, securities (also known as “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

When-Issued Securities. Both the 1st Source Monogram Income Fund and Wasatch-1st Source Income Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Investment Companies Risk. Both the 1st Source Monogram Income Fund and Wasatch-1st Source Income Fund may invest in shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, and unit investment trusts and exchange traded funds. Investing in another investment company subjects a Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Shareholders would therefore be subject to duplicative expenses to the extent a fund invests in other investment companies.

Credit Default Swaps Risk. Both the 1st Source Monogram Income Fund and Wasatch-1st Source Income Fund may enter into credit default swaps, interest rate swaps and currency swaps. Swap agreements tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Swaps are subject to counterparty risk. The Fund bears the loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty; for this reason the Wasatch-1st Source Income Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Other Risks.

Foreign Securities Risk. Both the 1st Source Monogram Income Fund and the Wasatch-1st Source Income Fund may invest in foreign securities. Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. A Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of the receipts.

Although each Fund may invest in foreign securities, Wasatch Advisors does not believe this is a principal strategy and therefore the risk of investing in foreign securities will not be considered or reflected as a principal risk for the Wasatch Fund.

2.	1st Source Monogram Income Equity Fund/Wasatch-1st Source Income Equity Fund

Stock Market Risk. The value of the equity securities in which a Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. In addition to, or in spite of, the impact of movements in the overall stock market, the value of a Fund’s portfolio may decline if the companies in which a Fund invests do not perform well in the market and underperform other types of securities.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. A Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. Small companies’ stocks typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Other Risks.

Foreign Securities Risk. Both the 1st Source Monogram Income Equity Fund and the Wasatch-1st Source Income Equity Fund may invest in foreign securities. Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. A Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as ADRs, GDRs and EDRs. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of the receipts.

Although each Fund may invest in foreign securities, Wasatch Advisors does not believe this is a principal strategy and therefore the risk of investing in foreign securities will not be considered a principal risk for the Wasatch Fund.

3.	1st Source Monogram Long/Short Fund/Wasatch-1st Source Long/Short Fund

Stock Market Risk. The value of the equity securities in which a Fund invests may decline in response to developments affecting individual companies, industries and/or general economic conditions, although the value of short securities may rise in such circumstances. Price changes may be temporary or last for extended periods. Historically, stock prices have fluctuated in cycles.

Stock Selection Risk. While it may be the intent of the investment adviser to take long positions in stocks that are undervalued and are expected to subsequently outperform the market and short positions in stocks that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

Credit Risk. Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Non-Investment Grade Securities Risk. Both Funds may invest in non-investment grade securities and therefore are subject to the risks associated with such securities. High yield, or non-investment grade, securities (also known as “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default or a decline in credit quality, a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.

Market Direction Risk. Since the Funds have both a “long” and a “short” portfolio, an investment in a Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” stock fund. A Fund’s results will suffer both when there is a general stock market advance and a Fund holds significant “short” equity positions, or when there is a general stock market decline when a Fund holds significant “long” equity positions.

Short Sales Risk. There are certain unique risks associated with the use of short sales strategies. The investment adviser may sell a security short by borrowing it from a third party and selling it at the then-current market price. A Fund is then obligated to buy the security at a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which a Fund previously sold the security short. This would occur if the securities lender required a Fund to deliver the securities a Fund had borrowed at the commencement of the short sale and a Fund was unable to borrow the securities from other securities lenders. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero.

Non-Diversification Risk. Because the Funds are a non-diversified for purposes of the Investment Company Act of 1940, as amended, they may concentrate their investments in a more limited number of issuers than a diversified fund. Accordingly, each Fund is subject to the risks related to the fact that the decline in the market value of a particular security held by each Fund may directly affect the net asset value of each Fund more than if each Fund were operated as a diversified fund. In addition, because of its ability to concentrate its investments in a limited number of issuers, each Fund is more subject to the economic, political and/or regulatory factors that may affect the value of those particular issuers.

Portfolio Turnover Rate. A Fund’s portfolio turnover rate is expected to exceed 200%. This type of Fund has a high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

Small Company Stock Risk. The stocks of small companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources, and product lines than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. Small companies’ stocks typically are traded in lower volume, making them more difficult or impossible to sell at a time or price that is desirable, and their issuers are subject to greater fluctuations in their earnings and prospects.

Early Stage Companies Risk. Early stage companies may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans, may not be successful in developing markets for their products or services and may remain an insignificant part of their industry. Stocks of early stage companies may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, or their prices may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

Other Risks.

Foreign Securities Risk. Both the 1st Source Monogram Long/Short Fund and the Wasatch-1st Source Long/Short Fund may invest in foreign securities. Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. A Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as ADRs, GDRs and EDRs. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of the receipts.

Although each Fund may invest in foreign securities, Wasatch Advisors does not believe this is a principal strategy and therefore the risk of foreign securities will not be considered a principal risk for the Wasatch Fund.

Other Investment Strategies

The 1st Source Funds and Wasatch Funds may use other investment strategies in addition to their principal strategies. Each 1st Source Fund’s other investment strategies are summarized in the 1st Source Statement of Additional Information dated August 1, 2008, a copy of which is available upon request, without charge, by writing to 1st Source Funds, c/o Citi Fund Services Ohio, Inc., at 3435 Stelzer Road, Columbus, Ohio 43219 or calling 800.766.8938. Each Wasatch Fund’s other investment strategies are summarized in the Wasatch Statement of Additional Information dated October 24, 2008, a copy of which is available upon request, without charge, by calling 800.551.1700 or writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

REASONS FOR THE REORGANIZATION

Based on the considerations described below, the Coventry Board, including the Independent Trustees, on behalf of the 1st Source Funds, determined that the Reorganization would be in the best interests of the 1st Source Funds and that the interests of the 1st Source Funds’ existing shareholders would not be diluted as a result of the Reorganization.

At a meeting of the Coventry Board held on August 13, 2008, 1st Source Advisors discussed with the Coventry Board the rapid growth of the 1st Source Funds, the increasing amount of resources necessary to support that growth, the success and visibility of the portfolio managers responsible for the 1st Source Funds and the rising cost of attracting and retaining talented managers. As a result to these developments, 1st Source Advisors reported that its parent, 1st Source Corporation, had began to look for a firm with which it could partner, with the goal of keeping the portfolio management team together and managing the 1st Source Funds. The Coventry Board was informed that 1st Source Advisors had found a partner in Wasatch Advisors. Pursuant to an agreement in principal with WA Holdings, Inc., Wasatch Advisors parent company, Wasatch Advisors agreed to assume certain parts of 1st Source Advisors asset management business and to hire the portfolio managers responsible for managing the 1st Source Income Equity Fund and the 1st Source Long/Short Fund. Because the portfolio managers for the 1st Source Income Equity Fund and the 1st Source Long/Short Fund would be employed by Wasatch Advisors, 1st Source Advisors recommended that the 1st Source Funds be reorganized into the three newly organized series of the Wasatch Funds pursuant to the Plan. Under the agreement with WA Holdings, Inc., the portfolio manager for the 1st Source Income Fund would continue as an employee of 1st Source Advisors, which would be retained by Wasatch Advisors to sub-advise the 1st Source Income Fund. 1st Source Advisors and Wasatch Advisors then presented the Plan to the Coventry Board for consideration and discussion and provided the Trustees with data and analysis regarding the proposed Reorganization. The Coventry Board considered the data and analysis and a number of factors, including the following:

•	The analysis of the overall capabilities of Wasatch Advisors as an investment adviser, including the depth of research resources;

•	The creation of the corresponding, newly-organized Wasatch Funds in connection with the Reorganization;

•	The portfolio managers that will manage the Wasatch Funds;

•	The current fees and expenses of the 1st Source Funds and the expected fees of the Wasatch Funds and the anticipated reduction in overall fund expense ratios;

•	Information regarding the proposed new service providers;

•	The identical investment objectives of the 1st Source Funds and the Wasatch Funds;

•	The substantially similar investment strategies, principal risks, and investment restrictions of the 1st Source Funds and the Wasatch Funds following the Reorganization;

•	The intended tax-free nature of the Reorganization with respect to each 1st Source Fund and its shareholders;

•

The terms and conditions of the Plan, which includes provisions intended to avoid dilution of the interests of shareholders of each 1st Source Fund. Under the Plan, each shareholder will receive shares of the corresponding Wasatch Fund equal in value to his/her share of the net assets of the 1st Source Fund held;

•	The 1st Source Funds and their shareholders would not bear any costs of the Reorganization; and

•	The potential benefits of the proposed Reorganization for the shareholders of the 1st Source Funds.

In considering the Reorganization, the Coventry Board reviewed the overall capabilities of Wasatch Advisors as an investment adviser. The Coventry Board received and considered a presentation from Wasatch Advisors regarding Wasatch Advisors’ history and business operations. The Coventry Board also noted the research resources provided by Wasatch Advisors which would be available to the Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund.

The Coventry Board noted that the investment objectives for the 1st Source Funds are identical to the investment objectives of the Wasatch Funds. The Coventry Board considered that the Wasatch Funds are newly-organized investment companies created for purposes of this Reorganization, which should allow for a relatively smooth transition for shareholders of the 1st Source Funds should the proposed Reorganization be approved by shareholders. The Coventry Board received a representation from Wasatch Advisors that the investment strategies, investment restrictions, and principal risks of the 1st Source Funds and corresponding Wasatch Fund are substantially the same. See “Summary: How do the investment objectives and investment strategies of each 1st Source Fund and the corresponding Wasatch Fund compare?” The Coventry Board further considered that the same portfolio managers of the 1st Source Funds would serve as portfolio managers to the corresponding Wasatch Funds following the Reorganization although an additional portfolio manager would be added to the Wasatch-1st Source Income Equity Fund. In light of the foregoing, it was expected that the 1st Source Funds and the Wasatch Funds will be similarly managed.

In deciding whether to recommend approval of the Reorganization to shareholders, the Coventry Board also considered the fees and expense ratios of the 1st Source Funds compared to the fees and expected expense ratios of the Wasatch Funds. The Coventry Board noted that the management fees will not change for the Wasatch-1st Source Income Fund and Wasatch-1st Source Long/Short Fund and that the management fee of the Wasatch-1st Source Income Equity Fund will be higher than that of the corresponding 1st Source Monogram Income Equity Fund. The projected fund expense ratio, expressed as a percentage of average daily net assets, are expected to be lower for each of the Wasatch Funds following the Reorganization. In addition, Wasatch Advisors agreed to the Coventry Board’s request, to reimburse the Wasatch-1st Source Income Equity Fund for total annual fund operating expenses in excess of 1.10% of average daily net assets through January 31, 2011 (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment related costs and extraordinary expenses). The Coventry Board recognized this expense limitation represents a reduction in fees compared to the actual fees of the 1st Source Monogram Income Equity Fund for the past fiscal year. In addition, Wasatch Advisors agreed not to recommend or request an increase to the advisory fee for the Wasatch-1st Source Income Equity Fund for a period of two years following the closing of the transaction.

The Coventry Board noted certain anticipated cost savings as certain services currently provided to the 1st Source Funds by other service providers and being charged to the 1st Source Funds as other expenses will now be provided by Wasatch Advisors.

The Coventry Board considered the estimated cost of the Reorganization, including the costs associated with the solicitation of proxies. The Coventry Board considered that Wasatch Advisors has agreed to pay for all of the costs related to the solicitation of the shareholders of the 1st Source Funds (inclusive of legal fees and expenses, printing, mailing the proxy statement and soliciting proxies) to the extent such costs are solely and directly related to the Reorganization. Any other costs that are solely and directly related to the Reorganization and not reflected in the foregoing sentence shall be shared by Wasatch Advisors and 1st Source Advisors, as they may mutually agree. Accordingly, the 1st Source Funds and shareholders of the 1st Source Funds will not bear any fees and expenses of the Reorganization, including, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes. The Coventry Board further considered that the expenses of the Reorganization would be borne by Wasatch Advisors, regardless of whether the Reorganization is consummated.

Based on information provided at the Meeting, the Coventry Board also considered that it is intended that the Reorganization will constitute a tax-free reorganization for the participating 1st Source Funds and their respective shareholders as well as the corresponding Wasatch Funds. Therefore, it is anticipated that shareholders will not recognize any taxable gains or losses due to the Reorganization.

Following the discussion, the Coventry Board approved the Plan, concluding that the Reorganization is in the best interests of the 1st Source Funds and that no dilution of value would result to the shareholders of the 1st Source Funds from the Reorganization. The Coventry Board recommended that shareholders of the 1st Source Funds approve the Reorganization.

On August 27, 2008, the Wasatch Funds’ Board of Directors also approved the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE COVENTRY BOARD

UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The shareholders of each 1st Source Fund must separately approve the Reorganization with respect to their 1st Source Fund in order for the Reorganization to be approved for that Fund. Additionally, the Reorganization must be approved by all three 1st Source Funds for the Reorganization to be effected. In the event a 1st Source Fund fails to receive sufficient votes for approval of the Reorganization, management will consider appropriate options. If the shareholders of any of the 1st Source Funds do not approve the Plan, the Coventry Board may consider other possible courses of action for the 1st Source Funds that did not approve the Plan, which may include liquidation.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Plan. You should read the actual Plan relating to the Reorganization, which is attached as Appendix C to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

If the shareholders of each 1st Source Fund approve the Plan, the Reorganization will take place after the parties to the Plan satisfy various conditions set forth in the Plan.

Each 1st Source Fund will transfer to the corresponding Wasatch Fund its assets on the Closing Date in exchange solely for shares of the corresponding Wasatch Fund and the corresponding Wasatch Fund’s assumption of the applicable 1st Source Fund’s liabilities. The Plan further provides that each 1st Source Fund will distribute the shares received from the corresponding Wasatch Fund proportionately to its shareholders and terminate. Each shareholder of a 1st Source Fund will receive the number of full and fractional shares of the corresponding Wasatch Fund equal in value to that of the shares of the applicable 1st Source Fund. The value of the assets to be delivered to the Wasatch Funds shall be the value of such assets computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. The Closing Date is scheduled to occur on December 15, 2008 or on a later date as Wasatch Advisors and 1st Source Advisors may agree.

If the Reorganization is approved by shareholders, the stock transfer books of the 1st Source Funds will be permanently closed as of the close of business of the NYSE on the business day before the Closing Date. The 1st Source Funds will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Wasatch Funds.

To the extent permitted by law, the Plan may be amended without shareholder approval as mutually agreed by the authorized officers of the 1st Source Funds and Wasatch Funds provided that after the meeting, no such amendment may have the effect of changing provisions for determining the number of Wasatch Fund shares to be issued to the 1st Source Fund shareholders under the Plan to the detriment of 1st Source Fund shareholders without further approval. The respective Board may also agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the 1st Source Funds or may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

If the Reorganization is approved, 1st Source Fund shareholders who do not wish to have their shares exchanged for shares of a Wasatch Fund as part of the Reorganization may redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss.

Who will pay the expenses of the Reorganization?

Wasatch Advisors has agreed to pay for all of the costs related to the solicitation of the shareholders of the 1st Source Funds (inclusive of legal fees and expenses, printing, mailing the proxy statement and soliciting proxies) to the extent such costs are solely and directly related to the Reorganization. Any other costs that are solely and directly related to the Reorganization and not reflected in the foregoing sentence shall be shared by Wasatch Advisors and 1st Source Advisors, as they may mutually agree.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the 1st Source Funds and the Wasatch Funds, it is expected that Thompson Hine LLP will provide a legal opinion that, for federal income tax purposes:

(i)

The transfer of all of a 1st Source Fund’s assets solely in exchange for the corresponding Wasatch Fund shares and the assumption by the corresponding Wasatch Fund of the liabilities of the 1st Source Fund followed by the distribution of the Wasatch Fund shares to such 1st Source Fund shareholders in dissolution and liquidation of such 1st Source Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each Wasatch Fund and each 1st Source Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)

No gain or loss will be recognized by each Wasatch Fund upon the receipt of the assets of the corresponding 1st Source Fund solely in exchange for the Wasatch Fund shares and the assumption by each Wasatch Fund of the liabilities of the corresponding 1 st Source Fund.

(iii)

No gain or loss will be recognized by a 1st Source Fund upon the transfer of that 1st Source Fund’s assets to the corresponding Wasatch Fund solely in exchange for the Wasatch Fund shares and the assumption by the corresponding Wasatch Fund of the liabilities of the 1st Source Fund or upon the distribution (whether actual or constructive) of the Wasatch Fund shares to 1st Source Fund shareholders in exchange for their shares of the 1st Source Fund.

(iv)

No gain or loss will be recognized by 1st Source Fund shareholders upon the exchange of their shares of a 1st Source Fund for shares of the corresponding Wasatch Fund in liquidation of the 1st Source Fund.

(v)

The aggregate adjusted basis of the Wasatch Fund shares received by each 1st Source Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the 1st Source Fund shares held by such shareholder immediately prior to the Closing Date. The holding period of the Wasatch Fund shares received by each 1st Source Fund shareholder will include the period during which the 1st Source Fund shares exchanged therefore were held by such shareholder (provided the 1st Source Fund shares were held as capital assets on the Closing Date).

(vi)

The adjusted basis of the 1st Source Fund assets acquired by the corresponding Wasatch Fund will be the same as the adjusted basis of such assets to the 1st Source Fund immediately prior to the Closing Date, and the holding period of the assets of the 1st Source Fund in the hands of the corresponding Wasatch Fund will include the period during which those assets were held by the 1st Source Fund.

(vii)

For purposes of Section 381 of the Code, either (a) a Wasatch Fund will be treated as the same corporation as the corresponding 1st Source Fund and the tax attributes of such 1st Source Fund enumerated in Section 381(c) of the Code will be taken into account by the Wasatch Fund as if there had been no reorganization; or (b) a Wasatch Fund will succeed to and take into account the items of the corresponding 1st Source Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein and are reasonably satisfactory to counsel for the Wasatch Funds. Thompson Hine’s opinion is further limited in the Agreement and Plan of Reorganization. Such opinion may state that no opinion is expressed regarding the following: (i) the federal income tax consequences of the payment of Reorganization expenses by Wasatch Advisors and 1st Source Advisors, except in relation to the qualification of the transfer of each 1st Source Fund’s assets to its respective Wasatch Fund as a reorganization under Section 368(a); (ii) the effect of the Reorganization on any 1st Source Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1258 of the Code); (iii) the effect of the Reorganization on any shareholder of any 1st Source Fund that is required to recognize unrealized gains or losses for federal income tax purposes and are mark-to-market system of accounting; (iv) whether accrued market discount on any market discount bonds held by any 1st Source Fund, if any, will be required to be recognized as ordinary income under Section 1276 as a result of the Reorganization; and (v) any state, local or foreign tax consequences of the Reorganization. Notwithstanding anything herein to the contrary, neither the Wasatch Funds nor the 1st Source Funds may waive the conditions set forth in subsections (i) through (vii) above.

Neither Coventry Group nor the Company has sought a tax ruling from the IRS. The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

Capital losses can generally be carried forward to each of the eight years succeeding the loss year to offset future capital gains. Each Wasatch Fund will inherit the tax attributes of the corresponding 1st Source Fund, including any available capital loss carryforwards, as of the Closing Date. It is not expected that any such capital loss carryforwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because each Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of organization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Wasatch Funds?

If the Reorganization is approved for the 1st Source Funds, full and fractional shares of the Wasatch Funds will be distributed to shareholders of the 1st Source Funds in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-emptive or conversion rights. The shares of the Wasatch Funds will be recorded electronically in each shareholder’s account. The Wasatch Funds will then send a confirmation to each shareholder. As of the Closing Date, any outstanding certificates, if any, representing shares of the 1st Source Funds will be cancelled.

Comparison of Business Structures

The Company was incorporated under Utah law on November 18, 1986 and re-incorporated as a Minnesota corporation in November 1997. The Company is an open-end investment company and the Wasatch-1st Source Funds are newly-organized series of the Company. The Coventry Group is organized as a Massachusetts business trust and is an open-end investment company. The 1st Source Funds are series of the Coventry Group. The following provides information with respect to certain material differences and similarities in the rights of shareholders under Massachusetts law and Minnesota law and the respective governing documents of the 1st Source Funds and the Wasatch Funds.

Shareholder Liability

Coventry Group

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust for the Coventry Group states that shareholders will not be subject to any personal liability in connection with the assets of the Coventry Group, property or for the acts, obligations or affairs of the Coventry Group. The Declaration of Trust provides for indemnification out of the assets belonging to the series with respect to which such shareholder’s shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Coventry Group solely by reason of his or her being or having been a shareholder.

Company

The Minnesota Business Corporation Act (MBCA) provides that a shareholder of a Minnesota corporation is under no obligation to the corporation or its creditors with respect to the shares he or she owns, other than to pay the corporation the full agreed-upon consideration for which shares are issued.

Liability of Directors/Trustees

Coventry Group

The Coventry Group’s Declaration of Trust provides that no Trustee of the Coventry Group shall be personally liable to any person, other than to the Coventry Group and its shareholders, in connection with Coventry Group property or the affairs of the Coventry Group absent bad faith, willful misfeasance, gross negligence or reckless disregard of such Trustee’s duties. Further, no Trustee shall be liable to the Coventry Group and its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for such Trustee’s bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust further provides that the Coventry Group will indemnify any Trustee to the fullest extent permitted by law against all liability and expenses reasonably incurred in connection with any claim, action, suit or proceeding in which he or she is involved as a party or otherwise by virtue of serving as a Trustee; provided, however, that no indemnification will be provided to a Trustee (i) against any liability to the Coventry Group or its shareholders by reason of a final adjudication by a court or other body that the Trustee engaged in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) with respect to any matter at which the Trustee has been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Coventry Group; or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (i) and (ii) above that results in a payment by the Trustee, unless there has been a determination that the Trustee did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Company

The Company’s articles of incorporation provide that to the fullest extent permitted by the MBCA, a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director. The MBCA provides that such a provision is effective, except that it does not eliminate or limit a director’s liability for (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) illegal distributions with respect to the Company’s shares, or sales of securities in violation of Minnesota securities laws; or (iv) transactions from which the director derived an improper personal benefit.

Rights of Inspection

Coventry Group

Shareholders of the Coventry Group generally have the right to inspect the records, accounts and books of the Trust, as such right is permitted to shareholders of a Massachusetts business trust under Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

Company

The MBCA requires the Company to maintain certain corporate records and documents, including records of board of directors and shareholder meetings, the Company’s articles of incorporation and bylaws, certain financial statements, reports to shareholders, and a share register. The MBCA also provides that a shareholder or beneficial owner of shares of the Company has, upon written demand stating the purpose, a right at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose. A “proper purpose” is deemed to be one reasonably related to the person’s interest as a shareholder or beneficial owner. The written demand must be acknowledged or verified in a specified manner, and be directed to the Company at its registered office in Minnesota or at its principal place of business.

Dissenter’s Rights

Coventry Group

The Coventry Group Declaration of Trust provides that ownership of Coventry Group property and the property of each of its series and the right to conduct any business of the Coventry Group is vested exclusively in the Coventry Board, and shareholders have no interest in the Coventry Group other that the beneficial interest conferred by their shares, and they have no right to call for any participation of division of any property, profits, rights or interests of the Coventry Group, nor can they be called upon to share or assume any losses of the Coventry Group or suffer an assessment of any kind by virtue of their ownership of shares. Shares of the Coventry Group are personal property giving only the rights specifically set forth in the Declaration of Trust and do not entitle the shareholder to preference, preemptive, appraisal, conversion or exchange rights, except as may be determined by the Coventry Board.

Company

Under Minnesota Law, shareholders of a corporation which engages in certain merger, exchange, or sale-of-assets transactions, who comply with the applicable statutory procedures, will be entitled to receive a judicial determination of the fair value of their shares and to receive payment of such statutory value in cash, together with a statutory rate of interest thereon. Any such judicial determination of the fair value of the shares could be based upon factors other than, or in addition to, the price per share to be paid in a merger or consolidation transaction or the market value of the shares. The value so determined could be more or less than, or the same as, the price per share to be paid in the transaction. The staff of the SEC has taken the position that federal law pre-empts such statutory rights of appraisal in the case of certain transactions to which an open-end investment company is a party.

Shareholder Meetings

Neither the Coventry Group nor the Company is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or class; and (2) the matter involves any action that the Trustees/Directors have determined will affect only the interests of one or more Fund, then only the shareholders of such series shall be entitled to vote thereon.

Coventry Group

A special meeting of shareholders of a Fund may be called at any time by the President, and shall be called by the President and the Secretary at the request in writing or by resolution, of a majority of Trustees, or upon the written request of holders of not less than 10% of that Fund’s issued and outstanding securities entitled to vote. Written shareholder consents in lieu of a meeting are required to be signed by shareholders representing a majority of the shares (or such larger proportion thereof as shall be required by law, the Coventry Group Declaration of Trust or the Coventry Group’s By-laws for approval of such matter).

Company

If a regular meeting of the Company’s shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer of the Company.

In addition, a special meeting of shareholders may be called for any purpose at any time by the Company’s Chairman of the Board or President; by two or more directors; or by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote on the matter to be presented to the meeting, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination must be called by 25% or more of such voting power.

Written shareholder consents in lieu of a meeting are required to be signed by all of the shareholders entitled to vote on the action.

Reorganization/Combination Transactions

Coventry Group

The Coventry Group, or any of its series, may merge or consolidate with any other corporation, association, trust or other organization, or may sell, lease or exchange all or substantially all of its property, or the property of any series, including goodwill. The terms and conditions of any such merger or consolidation must be approved by the affirmative vote of the holders of a majority of the shares of the Coventry Group, or any series, at a meeting of shareholders of the Coventry Group or any series called for that purpose.

Company

A merger or share exchange involving the Company must be approved by the board of directors and, with certain exceptions, by the holders of a majority of the voting power of the shares entitled to vote. With certain exceptions, a class or series of shares is entitled to vote as a separate class or series if any provision of the plan of merger or exchange would, if contained in a proposed amendment to the articles of incorporation, entitle the class or series to vote as a separate class or series and, in the case of an exchange, if the class or series is included in the exchange.

A sale, lease, transfer or other disposition of all or substantially all of the Company’s property and assets, not in the usual and regular course of its business, must be approved by the board of directors and by the holders of a majority of the voting power of the shares entitled to vote, unless the Company retains a significant continuing business activity after the transaction.

The foregoing provisions would not apply if one or more, but fewer than all, of the series of the Company were combined with one or more other series of the Company or of another company. In that instance, the transaction would be effected by means of an amendment to the Company’s articles of incorporation, which would require the shareholder vote described below under “Amendment of Charter Documents.”

Amendment of Charter Documents

Coventry Group

Generally, the Declaration of Trust may only be amended by the affirmative vote of the holders of a majority of shares outstanding and entitled to vote. However, the Trustees may amend the Declaration of Trust without shareholder approval to: (1) conform it to the requirements of applicable federal or state laws or regulations; (2) change the name of the Trust; or (3) make any other changes which do not materially adversely affect the rights of shareholders.

Company

An amendment to the Company’s articles of incorporation may be proposed by the board of directors or by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote. Such an amendment must be approved by shareholders by the greater of (i) a majority of the voting power of the shares present and entitled to vote, and (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholder meeting. In certain instances, shareholders are entitled to vote on an amendment by separate series or class. If an amendment does not affect the interests of a particular series or class, holders of that series or class are not entitled to vote on the amendment.

Shareholders are not required to approve an amendment to the Company’s articles of incorporation which changes the Company’s name, or which increases or decreases, but not below the then outstanding shares, the number of authorized shares of the Company or of any class or series of shares.

The Company’s board of directors may adopt, amend or repeal the Company’s bylaws, except that it cannot adopt, amend or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications or terms of office. However, the board may adopt or amend a bylaw to increase the number of directors. A shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote may propose to adopt, amend or repeal any bylaw which the board has adopted, amended or repealed. Such a shareholder-proposed action must be approved by the same vote as an amendment to the articles of incorporation.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The following table sets forth the capitalization of each 1st Source Fund as of October 6, 2008 and, on a pro forma basis, the capitalization of each Wasatch Fund as of October 6, 2008, assuming that the Plan is approved. Pro forma capitalization information is provided for each Wasatch Fund, as each such fund will not have commenced operations prior to the Reorganization in which it is participating. The following are examples of the number of shares of a Wasatch Fund that would be exchanged for the shares of the corresponding 1st Source Fund if the Reorganization was consummated on December 15, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of a 1st Source Fund will receive the number of full and fractional shares of the corresponding Wasatch Fund equal in value to the value (as of the last business day prior to the Closing Date) of the shares of the applicable 1st Source Fund held by the shareholder. As noted, each Wasatch Fund is a newly-organized fund, without assets or liabilities, and was created for the purpose of acquiring the assets and liabilities of the corresponding 1st Source Fund. Each Wasatch Fund will be the accounting survivor for financial statement purposes.

1.	1st Source Monogram Income Fund/Wasatch-1st Source Income Fund

	1st Source Fund (unaudited)	Pro Forma Adjustments to Capitalization	Wasatch Fund after Reorganization (estimated)* (unaudited)
Net assets	$90,013,873	—	$90,013,873
Total shares outstanding	9,291,353	—	9,291,353

*

The estimated numbers are examples of the number of shares of a Wasatch Fund that would be exchanged for the shares of the corresponding 1st Source Fund if the Reorganization was consummated on December 15, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

2.	1st Source Monogram Income Equity Fund/Wasatch-1st Source Income Equity Fund

	1st Source Fund (unaudited)	Pro Forma Adjustments to Capitalization	Wasatch Fund after Reorganization (estimated)* (unaudited)
Net assets	$719,557,600	—	$719,557,600
Total shares outstanding	60,960,345	—	60,960,345

*

The estimated numbers are examples of the number of shares of a Wasatch Fund that would be exchanged for the shares of the corresponding 1st Source Fund if the Reorganization was consummated on December 15, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

3.	1st Source Monogram Long/Short Fund/Wasatch-1st Source Long/Short Fund

	1st Source Fund (unaudited)	Pro Forma Adjustments to Capitalization	Wasatch Fund after Reorganization (estimated)* (unaudited)
Net assets	$108,622,162	—	$108,622,162
Total shares outstanding	10,957,959	—	10,957,959

*

The estimated numbers are examples of the number of shares of a Wasatch Fund that would be exchanged for the shares of the corresponding 1st Source Fund if the Reorganization was consummated on December 15, 2008 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.

COMPARISON OF 1st SOURCE FUNDS AND WASATCH FUNDS

This section describes other comparisons that can be made between the 1st Source Funds and the Wasatch Funds.

How do the fundamental investment restrictions of the Funds differ?

The Wasatch Funds have adopted investment restrictions which are substantially similar to the 1st Source Funds restrictions. A Fund may not change any of its fundamental investment restrictions without a vote of its shareholders. A non-fundamental investment restriction may be changed by the Board of Directors without shareholder vote. A comparison of each 1st Source Fund’s and Wasatch Fund’s fundamental investment restrictions is set forth in Appendix A. As reflected in the Appendix, the fundamental investment restrictions of each 1st Source Fund are the same as its corresponding Wasatch Fund. In addition, the non-fundamental investment restrictions of the 1st Source Income Fund are substantially similar to those of its corresponding Wasatch-1st Source Income Fund. The Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund have additional investment restrictions that are not applicable to their corresponding 1st Source Fund, however, the Wasatch Funds are expected to be managed in a similar manner as the corresponding 1st Source Funds.

Who manages the Funds?

The management of the business and affairs of the 1st Source Funds is the responsibility of the Coventry Board and the management of the business and affairs of Wasatch Funds is the responsibility of the Wasatch Board. The Boards and senior management select officers who are responsible for the day-to-day operations. The Board members and officers of the 1st Source Funds differ from those of the Wasatch Funds. 1st Source Advisors is the current investment adviser to the 1st Source Funds. Wasatch Advisors is the investment adviser to the Wasatch Funds. 1st Source Advisors will serve as the sub-adviser for the Wasatch-1st Source Income Fund.

1st Source Advisors

Subject to supervision of the Coventry Board, 1st Source Advisors, 100 North Michigan Street, South Bend, Indiana 46601, manages the investment of the 1st Source Funds’ assets and supervises the daily business affairs of the 1st Source Funds. 1st Source Advisors is a wholly-owned subsidiary of 1st Source Bank, which is a wholly-owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1 st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $3 billion as of March 31, 2008. 1st Source Bank has over 60 years of banking experience.

Wasatch Advisors

Wasatch Advisors, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Wasatch Funds, of approximately $6 billion as of June 30, 2008. Wasatch Advisors is a wholly-owned subsidiary of WA Holdings, Inc., which is 100% owned by the employees of Wasatch Advisors. Wasatch Advisors and Wasatch Funds are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

Subject to supervision of the Wasatch Board, Wasatch Advisors is responsible for investing Wasatch Funds’ assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, Wasatch Advisors provides certain administrative services and manages the Funds’ business affairs.

Portfolio Managers

Although Wasatch Advisors serves as adviser to the Wasatch Funds, the portfolio managers for the 1 st Source Funds and the Wasatch Funds are the same, although an additional portfolio manager will be added to the Wasatch-1st Source Income Equity Fund as described below.

Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund are managed using a team approach. The Wasatch research team consists of the Chief Investment Officer, 16 portfolio managers and 17 securities analysts. Each of the lead portfolio managers identified below is equally responsible for making investment decisions for the respective Wasatch Fund in accordance with the Fund’s investment objective and investment strategies. The research team, including the lead portfolio managers, is responsible for analyzing securities and making investment recommendations. Both of the lead portfolio managers listed below are primarily and equally responsible for the day-to-day management of the respective Wasatch Fund.

Mr. Ralph Shive will be a lead portfolio manager of the Wasatch-1st Source Income Equity Fund and of the Wasatch-1st Source Long/Short Fund when each commences operations, at which point he will become an employee of Wasatch Advisors, Inc. Mr. Shive has been a portfolio manager of the 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund from September 1996 and August 2003, respectively. It is expected that Mr. Shive will join Wasatch Advisors as an employee on the closing of the Reorganization, currently anticipated to be December 15, 2008. Mr. Shive served as Vice President and Chief Investment Officer of 1 st Source Corporation Investment Advisors, Inc. since April 1998 and served as Investment Officer of 1st Source Bank from September 1989. Mr. Shive has worked as an analyst and portfolio manager for over 20 years after receiving his Bachelor of Arts from Southern Methodist University. Mr. Shive has obtained the Chartered Financial Analyst (CFA) designation.

Mr. Michael Shinnick will be a lead portfolio manager of the Wasatch-1st Source Long/Short Fund and of the Wasatch-1st Source Income Equity Fund when they commence operations, at which point he will become an employee of Wasatch Advisors, Inc. Mr. Shinnick currently is a portfolio manager of the 1st Source Monogram Long/Short Fund since August 2003. Mr. Shinnick will join Wasatch Advisors as an employee on the closing of the Reorganization, currently anticipated to be December 15, 2008. Mr. Shinnick currently serves as a Portfolio Manager of 1st Source Corporation Investment Advisors, Inc. since May 2003. From 1994 to 2000, Mr. Shinnick was a principal and then a partner with Diamond Technology Partners, Inc., Chicago, Illinois, a global management consulting firm. From 2000 to 2001, Mr. Shinnick was an officer of Zurich Financial Services, Inc., New York, New York, in its Z-COSM venture group. From 2002 to May 2003, Mr. Shinnick was a private investor. Mr. Shinnick received a Bachelor of Arts from the University of Notre Dame.

1st Source Advisors is the sub-adviser to the Wasatch-1st Source Income Fund and is responsible for making the day-to-day investment decisions for such Fund. Mr. Paul Gifford, CFA, an employee of 1st Source Advisors, will be the portfolio manager of the Wasatch-1st Source Income Fund when it commences operations. Mr. Gifford serves as Vice President of 1st Source Corporation Investment Advisors, Inc. and has been the portfolio manager of the 1st Source Monogram Income Fund since April 2000. From December 1990 to April 2000, Mr. Gifford served as assistant Vice President, Portfolio Manager and Product Manager with Bremer Trust, N.A., after receiving his Bachelor of Science from the University of Minnesota – Mankato. Mr. Gifford has obtained the Chartered Financial Analyst (CFA) designation.

The 1st Source Funds’ and the Wasatch Funds’ Statement of Additional Information provide additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Investment Advisory Fees

1st Source Advisors and Wasatch Advisors have entered into investment advisory agreements relating to the 1st Source Funds and Wasatch Funds, respectively.

The following chart states the investment advisory fees of each 1 st Source Fund and the corresponding Wasatch Fund. Each Fund’s management fee is based on a percentage of such Fund’s average daily net assets. Each Wasatch Fund’s investment advisory fee is identical to that of the corresponding 1st Source Fund, except that the investment advisory fee for the Wasatch-1st Source Income Equity Fund is higher than that of the 1st Source

Monogram Income Equity Fund. Wasatch Advisors, however, has agreed to implement a fee waiver whereby Wasatch Advisors has agreed to reimburse the Wasatch-1 st Source Income Equity Fund for total annual fund operating expenses in excess of 1.10% of its average daily net assets until January 31, 2011 (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment related costs and extraordinary expenses). Wasatch Advisors may rescind this contractual limitation on expenses any time after January 31, 2011. Wasatch Advisors has agreed not to recommend or request an increase to the investment advisory fee for the Wasatch-1st Source Income Equity Fund for a period of two (2) years.

No.	1st Source Fund	Investment Advisory Fees of the 1st Source Fund	Wasatch Fund	Investment Advisory Fees of the Wasatch Fund
1.	1st Source Monogram Income Fund	0.55%	Wasatch-1st Source Income Fund	0.55%
2.	1st Source Monogram Income Equity Fund	0.80%	Wasatch-1st Source Income Equity Fund	0.90%
3.	1st Source Monogram Long/Short Fund	1.10%	Wasatch-1st Source Long/Short Fund	1.10%

A discussion of the basis for the Coventry Board’s approval of each 1st Source Fund’s respective investment advisory contract is available in the 1st Source Funds’ annual reports to shareholders for the fiscal year ended March 31, 2008.

A discussion of the basis for the Wasatch Board’s approval of each Wasatch Fund’s respective investment advisory contract (including sub-advisory agreements if applicable) will be available in the Wasatch Funds’ first shareholder report after the Closing Date.

1st Source Advisors serves as sub-adviser to the Wastach-1st Source Income Fund. The sub-advisory agreement by and between Wasatch Advisors and 1st Source Advisors provides that Wasatch Advisors shall pay 1st Source Advisors a monthly management fee computed at the annual rate of 0.52% of the Wasatch-1st Source Income Fund’s average daily net assets. Wasatch Advisors will retain the remainder of the advisory fee.

For the past fiscal year, 1st Source Advisors earned $2,471,695, $449,049 and $808,020, respectively, in investment advisory fees for the 1st Source Monogram Income Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Long/Short Fund, pursuant to the investment advisory agreement.

For additional information regarding the past performance of the 1st Source Funds, see “Risk/Return Summary and Fund Expenses” for each 1st Source Fund in the 1st Source Prospectus.

What are other key features of the Funds?

Distribution Services

1st Source Funds

Foreside Distribution Services, L.P. (“Foreside”), Member FINRA, 10 High Street, Boston, MA 02110, serves as agent for each of the 1st Source Funds in the distribution of shares pursuant to a Distribution Agreement. In its capacity as distributor, Foreside enters into selling agreements with intermediaries that solicit orders for the sale of shares, and continually distributes shares of the 1st Source Funds on a best efforts basis. Foreside has no obligation to sell any specific quantity of the Funds’ shares. Foreside receives annual compensation under the Distribution Agreement. Foreside has entered into a Distribution Services Agreement with 1st Source Advisors in connection with Foreside’s services as distributor of the Funds pursuant to which 1st Source Advisors undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments.

Wasatch Funds

Shares of the Wasatch Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”) 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Wasatch Funds pursuant to a Distribution Agreement between the Wasatch Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Wasatch Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Rule 12b-1 Plan

1st Source Funds

Coventry Group has adopted a Distribution and Shareholder Service Plan with respect to the 1st Source Funds pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, each 1st Source Fund is authorized to pay Foreside in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the shares of that Fund (the “12b-1 Fee”). Payments of the 12b-1 Fee to Foreside are used (i) to compensate participating organizations (as defined below) for providing distribution assistance relating to a Fund’s shares, (ii) for promotional activities intended to result in the sale of shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate participating organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of shares. Participating organizations include banks, broker-dealers, Foreside and other institutions. Payments to such participating organizations may be made pursuant to agreements entered into with Foreside.

Foreside is currently limiting the distribution fees paid by a 1st Source Fund pursuant to the 12b-1 Plan for the current fiscal year to 0.00%. The expense limitation may be revised or cancelled at any time.

Wasatch Funds

The Wasatch Funds do not have a distribution plan under Rule 12b-1 of the 1940 Act.

Administration, Transfer Agency, Fund Accounting and Custodian Services

As outlined below, the 1st Source Funds and Wasatch Funds have different service providers serving as administrator, transfer agent and custodian.

1st Source Funds

Administrator. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, OH 43219, serves as administrator to the 1st Source Funds pursuant to a Management and Administration Agreement. As administrator, Citi assists in supervising all operations of each Fund (other than those performed by 1st Source Advisors under its Investment Advisory Agreement, by Fifth Third Bank under the Custody Agreement and by Citi under the Transfer Agency Agreement and Fund Accounting Agreement).

Under the Management and Administration Agreement, Citi has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, assist the Coventry Group or its designee in the preparation of, and file all of the Funds’ federal and state tax returns and required tax filings other than those required to be made by the Funds’ custodian and transfer agent; prepare compliance filings pursuant to state securities laws with the advice of the Coventry Group’s counsel; assist to the extent requested by the Coventry Group with the Coventry Group’s preparation of its annual and semi-annual reports to shareholders and its registration statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and

generally assist in all aspects of the Funds’ operations other than those performed by 1st Source Advisors under the Investment Advisory Agreement, by Fifth Third Bank under the Custody Agreement and by Citi under the Transfer Agency and Fund Accounting Agreements. Under the Management and Administration Agreement, Citi may delegate all or any part of its responsibilities thereunder.

The Management and Administration Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Management and Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by Citi of its obligations and duties thereunder.

Transfer Agency and Fund Accounting Services. Citi serves as transfer agent and dividend disbursing agent for all of the 1st Source Funds pursuant to its Transfer Agency Agreement. Pursuant to such Agreement, Citi, among other things, performs the following services in connection with each 1st Source Fund’s shareholders of record: maintenance of shareholder records for each of the Fund’s shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services Citi receives a fee based on the number of shareholders of record.

In addition, Citi provides certain fund accounting services to the 1st Source Funds pursuant to a Fund Accounting Agreement.

Custodians. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 serves as the custodian for each of the 1st Source Funds (except for the 1st Source Monogram Long/Short Fund) pursuant to a Custody Agreement. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as custodian to the 1st Source Monogram Long/Short Fund pursuant to a Custody Agreement. Each custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Wasatch Funds

Administrator. Wasatch Funds has entered into an Administration Agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to the administration agreement, State Street is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under its Administration Agreement, State Street shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for Wasatch Funds.

Custodian. State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling Wasatch Funds’ cash and securities.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Wasatch Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions.

Auditors

1st Source Funds

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 is the independent registered public accounting firm for the current fiscal year. In this capacity the firm is responsible for auditing the financial statements of the 1st Source Funds and reporting thereon.

Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, was the 1st Source Funds’ independent registered public accounting firm through the fiscal year ending March 31, 2008. In this capacity the firm was responsible for auditing the financial statements of the 1st Source Funds and reporting thereon.

Wasatch Funds

PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, is Wasatch Funds independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Wasatch Funds and reporting thereon.

Pricing of Funds and Purchase, Exchange, and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase, exchange and redemption of each of the 1st Source Fund’s and each of the Wasatch Fund’s shares are similar. A comparison of the differences in such procedures and policies for the 1st Source Funds and Wasatch Funds is set forth below as well as in Appendix B.

For additional discussion of these policies and procedures for the 1st Source Funds, see “Shareholder Information”—“Pricing of Funds Shares,” “Purchasing and Adding to Your Shares,” “Selling Your Shares,” “Distribution Arrangements,” and “Exchanging Your Shares” in the 1st Source Prospectus. For additional discussion of these policies and procedures for the Wasatch Funds, see the section “Wasatch Funds—Shareholder Guide” and “Account Policies” in the Wasatch Prospectus.

Pricing of Fund Shares

Shares of both the 1st Source Funds and the Wasatch Funds are sold at net asset value (“NAV”) per share.

The net asset value per share of each 1st Source Fund is determined at the time trading closes on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time on days when both the NYSE and the Federal Reserve Bank of Chicago are open for business.

The net asset value per share of each Wasatch Fund is determined at the time trading closes on the NYSE, normally 4:00 p.m., Eastern time on days when the NYSE is open for business.

The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund.

An order for purchase, sale or exchange of shares is priced at the next NAV calculated after an order is accepted by a Fund. Only purchase orders accepted by the Funds before 4:00 p.m. Eastern time will be effective at that day’s offering price. On occasion, the NYSE will close before 4:00 p.m. Eastern time. When that happens, purchase orders accepted after the NYSE closes will be effective the following business day.

The Wasatch Funds are open for business on Columbus Day and Veteran’s Day. The 1st Source Funds do not determine NAVs on these holidays since the Federal Reserve Bank of Chicago is closed for business on these days.

Purchasing and Adding Shares

The minimum initial investment and minimum subsequent investments are different for the 1st Source Funds and the Wasatch Funds. The amounts of such investments are set forth in Appendix B. In addition, the Wasatch Funds also have an option for Education Savings Plans where the 1st Source Funds do not have this investment option.

Please note that the Wasatch Funds will waive the account minimums and subsequent investments for current 1st Source Fund shareholders until January 31, 2010.

Redeeming (Selling) Shares

Redemption Fee

The 1st Source Funds do not have a redemption fee. The Wasatch Funds do have a redemption fee and for further detail about the policies regarding such redemption fee see Appendix B. These policies will apply to the newly-organized Wasatch Funds.

Wasatch Funds will waive the redemption fee for all transferring 1st Source Fund shareholders for a period of 60 days following the Reorganization.

Frequent Trading Policies

Both the 1st Source Funds and the Wasatch Funds have a policy to prevent market timing. A summary of these policies are in Appendix B. The Wasatch Funds charge a 2.00% redemption fee to prevent market timing. The 1st Source Funds do not assess a redemption fee.

Exchanging Shares

Both the 1st Source Funds and the Wasatch Funds have exchange policies and procedures.

In addition, shares of the Wasatch Funds may be exchanged for shares of the WA-Federated Money Market Account, a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The WA-Federated Money Market Account and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. The shares of the WA-Federated Money Market Account are not offered by the Proxy Statement/Prospectus.

Please see Appendix B for further information regarding the policies that apply to exchanges between the Wasatch Funds and the WA-Federated Money Market Account.

Other Policies

The Wasatch Funds have a formal policy for closing and re-opening its Funds. The policy is described in Appendix B. The 1st Source Funds do not have a formal policy with respect to closing or re-opening of a 1st Source Fund.

Dividends, Distributions and Taxes

As outlined below, the 1st Source Funds and Wasatch Funds have similar policies for dividends and distributions.

Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends on the 1st Source Funds and Wasatch Funds are usually paid monthly. Capital gains for 1st Source Funds and Wasatch Funds are distributed at least annually. All dividends and distributions will be automatically reinvested unless the shareholder requests otherwise.

Purchasing shares of the Funds shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after the Funds make a distribution.

Dividends and capital gain distributions made by the Funds are automatically applied to purchase additional shares of the applicable Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the 1st Source Funds and Wasatch Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Wasatch Funds. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each 1st Source Fund and Wasatch Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. Dividends paid from a Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of a Fund, will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2011. In certain cases (for example with some capital gains attributable to REIT shares) a higher rate applies. The Funds will inform shareholders of the portion of dividends (if any) that constitutes “qualified dividends.” Distributions paid from a Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time the shares were held. The Funds expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.

The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

To the extent that a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares.

Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.

Each 1st Source Fund and each Wasatch Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent a 1st Source Fund or Wasatch Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by a Fund or to deduct those amounts as an itemized deduction on your tax return. If a Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from a Fund that are properly designated by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

MORE INFORMATION ABOUT THE FUNDS

Additional Information. More information about the 1st Source Funds and the Wasatch Funds is included in: (i) the 1st Source Prospectus dated August 1, 2008; (ii) the 1st Source Statement of Additional Information dated August 1, 2008; (iii) the Wasatch Prospectuses, which accompany this Proxy Statement/Prospectus; (iv) the Wasatch Statements of Additional Information dated October 24, 2008; and (v) the Statement of Additional Information dated October 24, 2008 (relating to this Proxy Statement/Prospectus). You may request free copies of the 1st Source Funds’ Prospectus or 1 st Source Funds’ Statement of Additional Information (including any supplements) by writing the 1st Source Monogram Funds, c/o Citi Fund Services Ohio, Inc., at 3435 Stelzer Road, Columbus, Ohio 43219 or calling toll free 800.766.8938. You can request a free copy of a Wasatch Prospectus and a Wasatch Statement of Additional Information, by calling 800.551.1700 or by writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

You may request free copies of the Proxy Statement/Prospectus or Statement of Additional Information by calling 800.551.1700 or by writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Company with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Wasatch Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each 1st Source Fund and Wasatch Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Experts. The audited financial statements for the 1st Source Funds, appearing in the 1st Source Funds’ 2008 Annual Report have been audited by Ernst & Young LLP, independent registered public accounting firm as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

VOTING INFORMATION

What vote is necessary to approve the Plan?

Quorum. With respect to the action to be taken by the shareholders of the 1st Source Funds discussed in this Proxy Statement/Prospectus, the presence in person or by proxy of the holders of a majority of outstanding shares of a 1st Source Fund on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting for the respective 1st Source Fund. Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against the Proposal.

1st Source Advisors will receive economic benefits as a result of the Reorganization. Pursuant to an agreement between 1st Source Advisors and Wasatch Advisors, 1st Source Advisors will receive a net lump sum payment of approximately $11.7 million plus earn-out payments based on the increase in total assets, if any, of each of the Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund over the next 10 years and earn-out payments based on the value of the total assets of the Wasatch-1st Source Income Equity Fund over the next five years following the closing of their agreement. For the reasons stated in this Prospectus/Proxy Statement, 1st Source Advisors believes the Reorganization is in the best interests of shareholders of the 1st Source Funds.

Shareholder Approval. With respect to each 1st Source Fund, the Proposal will require the affirmative vote of the holders of a majority of the shares of the respective 1st Source Fund.

The shareholders of each 1st Source Fund must separately approve the Reorganization with respect to their 1st Source Fund in order for the Reorganization to be approved for that fund. Additionally, the Reorganization must be approved on behalf of all three 1st Source Funds for the Reorganization to be effected. In the event a 1st Source Fund fails to receive sufficient votes for approval of the Reorganization, management will consider appropriate options. If the shareholders of any of the 1st Source Funds do not approve the Plan, the Coventry Board may consider other possible courses of action for the 1st Source Funds, which may include liquidation.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may vote to approve the Proposal for which sufficient votes have been received on behalf of the respective 1st Source Fund and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal for which sufficient votes have NOT been received. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those outstanding shares entitled to vote present in person or by proxy, whether or not a quorum is present. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by the Wasatch Advisors.

The Proxy Statement/Prospectus, Notice of Meeting and proxy card(s) were first mailed to shareholders on or about October 24, 2008.

Who can vote to approve the Plan?

Only shareholders of record of the 1st Source Funds at the close of business on October 24, 2008 (the “Record Date”), will be entitled to receive notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. The table below sets forth the number of shares of beneficial interest of each of the 1st Source Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

1st Source Fund	Shares Outstanding and Entitled to Vote
1st Source Monogram Income Fund
1st Source Monogram Income Equity Fund
1st Source Monogram Long/Short Fund

A shareholder of a 1st Source Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Coventry Group to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Wasatch Fund that they receive in the transaction at their then-current net asset value. Shares of the 1st Source Funds may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the 1st Source Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment(s) of the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting. When shares are held jointly by several persons, any one of them may vote at the meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such share.

May I revoke my proxy?

Shareholders may revoke their proxy at any time before it is voted by sending a written notice to Coventry Group expressly revoking their proxy, by signing and forwarding to Coventry Group a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Coventry Board does not intend to bring any matters before the Meeting with respect to the 1 st Source Funds other than those described in this Proxy Statement/Prospectus. The Coventry Board is not aware of any other matters to be brought before the Meeting with respect to the 1st Source Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

What other solicitations will be made?

This proxy solicitation is being made by the Coventry Board for use at the Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Coventry Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Coventry Group may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, which will be reimbursed by Wasatch Advisors. In addition to solicitations by mail, officers and employees of 1st Source Advisors and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Coventry Group has engaged The Altman Group, Inc. (“Altman”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $40,000, including out of pocket expenses, which will be borne by Wasatch Advisors. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. 1st Source Advisors expects that the solicitations will be primarily by mail, but also will include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, certain shareholders of the 1st Source Funds may receive a telephone call from a representative of Altman if their votes have not yet been received. Proxies that are obtained telephonically by Altman will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by Altman, the Altman representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Altman will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

Wasatch Advisors has agreed to pay for all of the costs related to the solicitation of the shareholders of the 1st Source Funds (inclusive of legal fees and expenses, printing, mailing the proxy statement and soliciting proxies) to the extent such costs are solely and directly related to the Reorganization. Any other costs that are solely and directly related to the Reorganization and not reflected in the foregoing sentence shall be shared by Wasatch Advisors and 1 st Source Advisors, as they may mutually agree.

How do I submit a shareholder proposal?

Coventry Group is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in Coventry Group’s proxy statement for the next meeting of shareholders (if any) should send his or her written proposal to Coventry Group’s offices at 100 Summer Street, Suite 1500, Boston, MA 02110, so that it is received within a reasonable time in advance of any such meeting in order to be included in Coventry Group’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and Trustees of the Coventry Group as a group owned or controlled less than 1% of each 1st Source Fund’s outstanding shares. The Wasatch Funds have not commenced operations and have no outstanding shares. The following table sets forth the name, address and share ownership of the persons or entities known to the Coventry Group to have ownership of a controlling interest (ownership of greater than 25%) or of record 5% or more of the outstanding shares of a 1st Source Fund as of the Record Date. Shareholders with a controlling interest in a 1st Source Fund could affect the outcome of proxy voting or the direction of management of the applicable 1st Source Fund in the Coventry Group. The percentage of the corresponding Wasatch Fund that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change.

Fund/Class	No. of Shares	Percentage of Shares Held by the Shareholder	Type of Ownership

APPENDIX A

These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

1st Source Funds	Wasatch Funds

1.      Each 1st Source Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Long/Short Fund).

Same as 1st Source Fund.

2.      Each 1st Source Fund may not purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

Same as 1st Source Fund.

3. Each 1st Source Fund may not borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.	Same as 1st Source Fund.

4.      Each 1st Source Fund may not make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

Same as 1st Source Fund.

5.      Each 1st Source Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

Same as 1st Source Fund.

6.      Each 1st Source Fund may not underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

Same as 1st Source Fund.

1st Source Funds	Wasatch Funds

7.      Each 1st Source Fund may not purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

Same as 1st Source Fund.

8. Each 1st Source Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.	Same as 1st Source Fund.

The following restrictions are non-fundamental and may be changed by the Board without a shareholder vote.

1st Source Monogram Income Fund	Wasatch-1st Source Income Fund

1.      The Fund may not purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

The Fund may not purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, rules thereunder or pursuant to exemptions therefrom.

2. The Fund may not engage in any short sales.	Same as 1st Source Monogram Income Fund.

3. The Fund may not mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.	Same as 1st Source Monogram Income Fund.

1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund

1.      The Fund may not purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

1.      The Fund may not invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2. The Fund may not engage in any short sales.	2. Same as 1st Source Monogram Income Equity Fund.

3. The Fund may not mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.	3. Same as 1st Source Monogram Income Equity Fund.

4. No comparable restriction.

4.      The Fund may not purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

5. No comparable restriction.	5. The Fund may not invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

6. No comparable restriction.	6. The Fund may not make investments for the purpose of exercising control or management.

1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund
7. No comparable restriction.	7. The Fund may not invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

1st Source Monogram Long/Short Fund	Wasatch-1st Source Long/Short Fund

1.      The Fund may not purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

1.      The Fund may not invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2. The Fund may not mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.	2. Same as 1st Source Monogram Long/Short Fund.

3. No comparable restriction.

3.      The Fund may not purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

4. No comparable restriction.	4. The Fund may not invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

APPENDIX B

PRICING OF FUND SHARES

Shares of both the 1 st Source Funds and the Wasatch Funds are sold at net asset value (“NAV”) per share.

The NAV per share of each 1st Source Fund is generally determined at the time trading closes on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time on days when both the NYSE and the Federal Reserve Bank of Chicago are open for business.

The NAV per share of each Wasatch Fund is determined at the time trading closes on the NYSE, normally 4:00 p.m., Eastern time on days when the NYSE is open for business.

The NAV of each 1 st Source Fund and Wasatch Fund is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund.

An order for purchase, sale or exchange of shares is priced at the next NAV calculated after an order is accepted by a Fund. Only purchase orders accepted by the Funds before 4:00 p.m. Eastern time will be effective at that day’s offering price. On occasion, the NYSE will close before 4:00 p.m. Eastern time. When that happens, purchase orders accepted after the NYSE closes will be effective the following business day.

The Wasatch Funds are open for business on Columbus Day and Veteran’s Day. The 1st Source Funds do not determine NAVs on these holidays since the Federal Reserve Bank of Chicago is closed for business on these days.

For further discussion on the 1st Source Funds’ policies regarding pricing and valuation, see “Shareholder Information—Pricing of Fund Shares” in the 1st Source Prospectus.

For further discussion of the Wasatch Funds’ policies regarding pricing and valuation, see “How the Shares are Priced” in the Wasatch Prospectus.

PURCHASING AND ADDING SHARES

The 1st Source Funds reserve the right to change or eliminate the privileges for purchasing and adding shares at any time with 60 days notice.

The minimum initial investment and minimum subsequent investment policies are different for the 1 st Source Funds and the Wasatch Funds as noted below. In addition, the Wasatch Funds also have an option for Education Savings Plans where the 1 st Source Funds do not have this investment option.

Please note that the Wasatch Funds will waive the account minimums and subsequent investments for current 1st Source Fund shareholders until January 31, 2010.

1st Source Funds

Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular (non-retirement)	$1,000	$25
Retirement	$1,000	$25
Automatic Investment Plan Regular	$25	$25
Automatic Investment Plan Retirement	$250	$25

Wasatch Funds

Account Type	Minimum Initial Investment	Minimum Subsequent Investment
New Accounts	$2,000	$100
New Accounts with Automatic Investment Plan	$1,000	$50 per month or $100 per quarter
Individual Retirement Accounts	$1,000	$100
Education Savings Plan—Coverdell Education Savings Account	$1,000	$100

Both the Wasatch Funds and 1st Source Funds note that accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

In addition, shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

•	Priority e-mail notification of new and reopened Funds.

•	Written quarterly comments from Wasatch portfolio managers.

•	Option to receive monthly statements.

•	Exemptions for outgoing wire and IRA fees.

•	Access to a personal relationship manager.

•	Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.

•	Accounts that drop below the $250,000 minimum due to shareholder redemptions will no longer be eligible for Premier Services.

•	The Funds reserve the right to modify Premier Services eligibility requirements, benefits or services at any time.

For additional discussion regarding the purchase procedures of the 1st Source Funds, see “Purchasing and Adding to Your Shares” in the 1st Source Prospectus.

For additional discussion regarding the purchase procedures of the Wasatch Funds, see “Wasatch Funds-Shareholder Guide; Account Policies” in the Wasatch Prospectus.

Adding to Your Shares

A shareholder may open or add to a 1st Source Fund account by regular mail, by overnight service, by wire transfer or by automatic investment plan.

A shareholder may open or add to a Wasatch Fund account by regular mail, by overnight service, by wire transfer, by telephone, by automatic investment plan or online.

Automatic Investment Plan (AIP)

Both the 1st Source Funds and the Wasatch Funds have automatic investment plans.

A 1st Source Fund shareholder can make automatic investments in a Fund from his or her bank account. Automatic investments can be as little as $25, once the shareholder has invested the $25 minimum required to open an account.

A Wasatch Fund shareholder can make automatic investments in a Fund. Automatic investments can be as little as $50 per month (or $100 per quarter), once the shareholder has invested the $1,000 minimum required to open the account. The Wasatch Funds do not charge a fee for this service.

REDEEMING (SELLING) SHARES

A shareholder of the 1st Source Funds or the Wasatch Funds may sell his or her shares at any time. Your sales price will be the next net asset value (NAV) after your sell order is received by the 1st Source Fund or Wasatch Fund, their transfer agents, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

A shareholder may sell shares of 1st Source Fund or Wasatch Fund by telephone, regular mail, by overnight service, by wire transfer or by automatic withdrawal plan. The Wasatch Fund may charge a wire transfer fee. Your financial institution may also charge a separate fee. A shareholder may also redeem Wasatch shares online. With respect to the Wasatch Funds, you may redeem shares in your account in amounts of $500 to $50,000 ($100,000 for corporate accounts) online or by telephone.

Redemption Fee

The 1st Source Funds do not have a redemption fee. The Wasatch Funds do have a redemption fee and will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, subject to certain exceptions. For a discussion regarding the redemption fees and exemptions thereto, see “Redemption Fees” in the Wasatch Prospectus. Wasatch Funds will waive the redemption fee for all transferring 1st Source Fund shareholders, for a period of 60 days following the Reorganization.

Withdrawal Plans

The 1st Source Funds have an Automatic Withdrawal Plan (AWP). A shareholder can receive automatic payments from the shareholder’s account on a monthly or quarterly basis. The minimum withdrawal is $100. The AWP requires:

•	Your account must have a value of $5,000 or more to start withdrawals.

•	If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

The Wasatch Funds have a Systematic Withdrawal Plan (SWP). The following policies apply to the SWP.

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.

•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.

•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.

•	The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.

•	The redemption fee does not apply to shares redeemed through the plan.

•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

For additional discussion regarding the 1st Source Funds’ redemption procedures, see “Shareholder Information-Selling Your Shares” in the 1st Source Prospectus.

For additional discussion regarding the Wasatch Funds’ redemption procedures, see “Wasatch Funds-Shareholder Guide-Sell (Redeem) Shares” and “Wasatch Funds-Account Policies-Selling (Redeeming) Shares” in the Wasatch Prospectus.

Frequent Trading Policies

Both the 1st Source Funds and the Wasatch Funds have a policy to prevent market timing. These policies are set forth below. The Wasatch Funds charge a 2.00% redemption fee to prevent market timing. The 1st Source Funds do not assess a redemption fee.

1st Source Funds

Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses, and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and they do not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor do they limit the number of exchanges into any of the Funds. The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom the Funds believe has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds. The Funds’ ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Wasatch Funds

Short-term trading or “market timing” involves frequent purchases and redemptions of Fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund’s portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a Fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the Fund’s securities trade and the close of the U.S. markets, which is when the Fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities.

For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Directors has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting.

The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Funds execute agreements with intermediaries that obligate them to provide certain shareholder data so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased Funds through financial intermediaries that do not execute information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

PURCHASING OR SELLING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

A 1st Source Fund shareholder may purchase shares through its distributor or through investment representatives, who may charge fees and may require higher minimum investments or impose other limitations on buying and selling shares. If a shareholder purchases shares through an investment representative, that party is responsible for transmitting orders by close of business and may have any earlier cut-off time for purchase and sale requests. A shareholder should consult its investment representative for specific information.

The following policies are applicable to Wasatch Fund shareholders.

•	A shareholder may buy or sell shares of the Funds through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.

•	Certain features offered by the Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.

•	Once a shareholder has established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.

•

The Funds and/or Wasatch Advisors may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of shares of a Fund. The Funds and/or Wasatch Advisors may compensate such firms in amounts based on assets of customers invested in the Funds.

•

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. A shareholder should speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. A shareholder should also review disclosures made by your financial advisor at the time of purchase.

EXCHANGING SHARES

A 1st Source Fund shareholder can exchange shares of one 1st Source Fund for shares of another 1st Source Fund. No transaction fees are charged for exchanges. Shareholders must meet the minimum investment requirements for the Fund into which they are exchanging. Exchanges from one Fund to another are taxable.

Please note that exchange privileges may be eliminated or changed on 60 days notice for 1st Source Funds.

A Wasatch Fund shareholder may also exchange shares for shares of other Wasatch Funds. The following policies are applicable to the Wasatch Funds when a shareholder is exchanging his or her shares of a Fund.

•	Fund shares may be exchanged for shares of other Funds on days the New York Stock Exchange (NYSE) is open for business.

•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges.

•

Due to money movement between Wasatch Funds and WA-Federated Money Market Account, requests made on a bank holiday will be processed the following business day. This applies to the Fund being redeemed and a Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.

•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.

•	Additional exchanges may be made for $500 or more.

•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

•

To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ web site or by calling a shareholder services representative.

•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions.

•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.

•	The Funds do not accept exchange requests made via fax.

•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.

•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

For additional discussion regarding exchanges for the 1st Source Funds, see “Shareholder Information-Exchanging Your Shares” in the 1st Source Prospectus.

For additional discussion regarding exchanges for the Wasatch Funds, see “Wasatch Funds-Exchanging Shares” in the Wasatch Prospectus.

Exchanges between Wasatch Funds and The WA-Federated Money Market Account

Shares of the Wasatch Funds may be exchanged for shares of the WA-Federated Money Market Account, a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The WA-Federated Money Market Account and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. The shares of the WA-Federated Money Market Account are not offered by the Proxy Statement/Prospectus. For policies applicable to exchanges between the Wasatch Funds and WA-Federated Money Market Account, see “Exchanges Between Wasatch Funds and the WA-Federated Money Market Account” in the Wasatch Prospectus.

OTHER POLICIES

Closing or Re-opening of Funds

The following policy is applicable to the Wasatch Funds. The 1st Source Funds do not have a formal policy with respect to closing or re-opening of a 1st Source Fund.

Wasatch Advisors periodically closes certain Wasatch Funds to control asset levels.

Wasatch Advisors will close a Fund when it feels is necessary to preserve the integrity of the Fund’s investment strategies. Closing Funds can be an important component of portfolio management, particularly for the Funds that primarily invest in smaller companies. Wasatch Advisors believes closing Funds is in the best interest of shareholders.

Wasatch Advisors has two levels of closed Funds, sometimes referred to as “soft closed” and “hard closed.” A “soft closed” fund permits existing shareholders of that Fund to make additional investments in that Fund, but it is closed to new investors. A “hard closed” fund is closed to all investors.

In closing a Fund, Wasatch Advisors may well be foregoing potential revenue in order to protect the Fund’s investment objectives. Wasatch Advisors decides to close Funds because the alternatives to closing a Fund would likely result in diminishing the effectiveness of the Fund’s investment strategies. These alternatives include:

•	Increase position sizes-which may be difficult to accomplish and could increase the overall risk of the fund.

•	Invest in a longer list of names-which may dilute the manager’s best investment ideas.

•	Invest in larger companies-which could be a departure from the Fund’s intended strategy.

Conversely, when the assets of a closed Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may re-open the Fund.

Wasatch Advisors also manages separate account portfolios that are similar in composition to some of the Wasatch Funds.

Wasatch Advisors carefully consider many business factors including aggregate assets in the Funds and separate accounts when deciding to close or open Funds.

Wasatch Advisors retains the right to make investors exceptions to closed Funds.

Fund closings or re-openings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. Wasatch Advisors will make every effort to post information related to Fund closings at least two weeks prior to the effective date of the closing. Investors may sign up on the Funds’ web site to receive an electronic notification of Fund closings and openings. Investors may also request information about a Fund’s open or close state from a shareholder services representative by calling our toll-free number at 800.551.1700. Each change in a Fund’s status also will be filed electronically with the SEC.

Involuntary Redemption—Closing of Small Accounts

Both the 1st Source Funds and the Wasatch Funds reserve the right to redeem the shares held in any account if the account balance falls below $500 unless the account is an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

APPENDIX C

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ] 2008, by and among The Coventry Group (the “Coventry Trust”) on behalf of 1st Source Monogram Income Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Long/Short Fund (each a “Transferring Fund” and collectively the “Transferring Funds”), 1st Source Corporation Investment Advisors, Inc. (“1st Source Advisors”), investment adviser to the Transferring Funds (for purposes of paragraphs 1.6, 6.4, 6.5 and 9.1 of the Agreement only), Wasatch Funds Inc. (the “Wasatch Funds”) on behalf of Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund and Wasatch-1st Source Long/Short Fund (each an “Acquiring Fund” and collectively the “Acquiring Funds”) and Wasatch Advisors, Inc., investment adviser to the Acquiring Funds (for purposes of paragraph 1.6 and 9.1 of the Agreement only). The Coventry Trust is a Massachusetts business trust, with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. Wasatch Funds is a Minnesota corporation, with its principal place of business at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

The reorganization will consist of (i) the transfer of all of the assets of each Transferring Fund in exchange solely for shares of common stock ($.01 par value per share), of the corresponding Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by each Acquiring Fund of all of the liabilities of the corresponding Transferring Fund; and (iii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the corresponding Transferring Fund in liquidation of each Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each Transferring Fund and each Acquiring Fund is a separate investment series of an open-end, registered investment company of the management type and each Transferring Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund will be permitted to invest;

WHEREAS, as of the Closing Date, each Transferring Fund and each Acquiring Fund will be authorized to issue their shares of beneficial interest and of common stock, respectively;

WHEREAS, the Board of Trustees of the Coventry Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), has determined that the transactions contemplated herein will be in the best interests of each Transferring Fund and has further determined that the interests of the existing shareholders of each Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Directors of the Wasatch Funds, including a majority of the Independent Board Members, has determined that the transactions contemplated herein will be in the best interests of each Acquiring Fund;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF TRANSFERRING FUND LIABILITIES AND LIQUIDATION OF THE TRANSFERRING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Transferring Fund agrees to transfer all of its assets as set forth in paragraph 1.2 to the corresponding Acquiring Fund. Each Acquiring Fund agrees in exchange for the corresponding Transferring Fund’s assets (i) to deliver to the corresponding Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the corresponding Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of each Transferring Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by that Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of that Transferring Fund on the Closing Date.

Each Transferring Fund has provided the corresponding Acquiring Fund with its statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of that Transferring Fund’s assets, as of March 31, 2008. Each Transferring Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

1.3 LIABILITIES TO BE ASSUMED. Each Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Fund shall assume all of the corresponding Transferring Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) each Transferring Fund will liquidate and distribute pro rata to its shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by that Transferring Fund pursuant to paragraph 1.1; and (b) each Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of each Transferring Fund will simultaneously be canceled on the books of that Transferring Fund. The Acquiring Funds shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent. Shares of the Acquiring Funds will be issued in the manner described in the Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933 (the “1933 Act”), relating to the Acquiring Fund Shares, which shall include a proxy statement of each Transferring Fund and the prospectus of each Acquiring Fund relating to the transactions contemplated by this Agreement (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will have been distributed to shareholders of each Transferring Fund in connection with the meeting of shareholders of such Transferring Fund to approve this Agreement and the transactions contemplated hereby.

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of such Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred. Notwithstanding the foregoing, any transfer taxes payable upon issuance of Acquiring Fund Shares shall be paid by 1st Source Advisors or Wasatch Advisors, Inc. as they may mutually agree.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Funds is and shall remain the responsibility of the Transferring Funds up to and including the Closing Date and such later date on which the Transferring Funds are terminated.

1.8 TERMINATION. The Coventry Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Funds promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of each Transferring Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the Coventry Trust’s Declaration of Trust and the Transferring Funds’ then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. For purposes of the Reorganization, each Acquiring Fund’s net asset value per share shall be equal to the corresponding Transferring Fund’s net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for a Transferring Fund’s assets shall be equal to the number of full and fractional shares of the corresponding Transferring Fund issued and outstanding on the Valuation Date.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by Citi Fund Services Ohio, Inc., the Transferring Funds’ accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Funds and confirmed by State Street Bank and Trust Company, the Acquiring Funds’ accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The parties shall make respective best efforts to close the Reorganization (the “Closing”) on or about November 24, 2008 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern time at the offices of the Wasatch Funds, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Transferring Funds shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the

Acquiring Funds or the Transferring Funds is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Transferring Funds’ Transfer Agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the Coventry Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the corresponding Transferring Fund that such Acquiring Fund Shares have been credited to the corresponding Transferring Fund’s account on the books of such Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Funds’ Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by each Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUNDS. Each Transferring Fund represents and warrants to the Wasatch Funds and the corresponding Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of the Coventry Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Transferring Fund is a separate investment series of the Coventry Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Coventry Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date or as a result of the Closing of the Reorganization, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) At the Closing Date, all audited financial statements of the Transferring Fund at March 31, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since March 31, 2008, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Transferring Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current fiscal year.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the corresponding Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) From the effective date of the Registration Statement (as defined in paragraph 1.5), through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Transferring Fund with respect to the Transferring Fund for use in the Proxy Statement/Prospectus (as defined in paragraph 1.5), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to the Coventry Trust and the corresponding Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Wasatch Funds, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b) The Acquiring Fund is a separate investment series of the Wasatch Funds, which is registered as an investment company classified as a management company of the open-end type, and Wastach Funds’ registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Wasatch Funds’ Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the corresponding Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Wasatch Funds or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Wasatch Funds knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(g) As of the date hereof, the Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h) The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Wasatch Funds, and this Agreement constitutes a valid and binding obligation of the Wasatch Funds enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered to the corresponding Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be legally issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) From the effective date of the Registration Statement (as defined in paragraph 1.5), through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by Wasatch Funds with respect to the Acquiring Fund for use in the Proxy Statement/Prospectus (as defined in paragraph 1.5), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n) The Wasatch Funds will file a post-effective amendment to its registration statement on Form N-1A, with the Commission, for the purpose of registering the Acquiring Fund as a series of the Wasatch Funds (“PEA”). The PEA will be effective on or before the Closing Date.

(o) The Acquiring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date or as a result of the Closing of the Reorganization, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. Each Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. Each Acquiring Fund will not commence operations until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The Coventry Trust will call a meeting of the shareholders of each Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. Each Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. Each Transferring Fund will assist the corresponding Acquiring Fund in obtaining such information as the corresponding Acquiring Fund reasonably requests concerning the beneficial ownership of the shares of each Transferring Fund.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Funds and the Transferring Funds will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. Wasatch Funds will prepare and file with the Commission a Registration Statement (as defined in paragraph 1.5) relating to the Reorganization. The Registration Statement shall be in material compliance with the 1933 Act, the 1934 Act and the 1940 Act. Each Transferring Fund will provide its respective Acquiring Fund with the materials and information necessary to prepare the Proxy Statement/Prospectus for inclusion in the Registration Statement in connection with the meeting of the Transferring Funds Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of each Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the corresponding Transferring Fund a certificate executed in its name by the Wasatch Funds’ President or Vice President, in form and substance reasonably satisfactory to the corresponding Transferring Fund and dated as of the Closing Date, to such effect.

6.2 With respect to the Acquiring Fund, the Coventry Trust shall have received on the Closing Date an opinion from Chapman and Cutler LLP, counsel to the Wasatch Funds and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the corresponding Transferring Fund, substantially to the effect that:

(a) The Acquiring Fund is a series of the Wasatch Funds, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business, as such business is described in the Registration Statement.

(b) The Acquiring Fund is a series of a Minnesota corporation registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the Wasatch Funds on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the corresponding Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the corresponding Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof pursuant to statute, or the Wasatch Funds’ Articles of Incorporation or Bylaws.

(e) Each of the Registration Statement and the PEA has been declared effective by the Commission and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as such have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, as well as may be required under state securities laws (no opinion being required with respect to such state securities laws).

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Wasatch Funds’ Articles of Incorporation or Bylaws, or to the knowledge of its counsel, without having made any investigation, result in the acceleration of any obligation or the imposition of any penalty under any judgment, or decree to which the Wasatch Funds or the Acquiring Fund is a party or by which it is bound.

(g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement/Prospectus of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present in all material respects the information required to be shown in the Proxy Statement/Prospectus.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Chapman and Cutler LLP appropriate to render the opinions expressed therein and are reasonably satisfactory to counsel for the Transferring Funds. In addition, in rendering the above opinion, Chapman and Cutler LLP may rely on the opinion of local counsel.

6.3 As of the Closing Date of the Reorganization of the corresponding Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material adverse change in the investment management fees, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund as reflected in the PEA from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement/Prospectus.

6.4 For the period beginning at the Closing Date and ending not less than six years thereafter, 1st Source Advisors, its successor or assigns shall provide, or cause to be provided, liability coverage reasonably acceptable to the Board of Trustees of Coventry Trust applicable to both former and current Trustees and officers of the Coventry Trust, covering the actions of such Trustees and officers of the Coventry Trust for the period they served as such with respect to matters related to the Transferring Fund.

6.5 The Coventry Trust shall have received a letter of indemnification from 1 st Source Advisors (the “Adviser”) stating that it agrees to indemnify the Coventry Trust, its employees, agents, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the corresponding Transferring Fund relating to or resulting from (i) the Reorganization; (ii) the management of the Transferring Fund by the Adviser or any sub-adviser; or (iii) the Adviser’s duties to the Transferring Fund under the Investment Advisory Agreement between the Trust and the Adviser, or the Investment Advisers Act of 1940, as amended, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by an Indemnified Party or the negligence or willful misfeasance of the Indemnified Party, or such party’s reckless disregard of its obligations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the corresponding Acquiring Fund on the Closing Date a certificate executed in its name by the Coventry Trust’s President or Vice President, in form and substance reasonably satisfactory to the corresponding Acquiring Fund and dated as of the Closing Date, to such effect.

7.2 The Transferring Fund shall have delivered to the corresponding Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Coventry Trust.

7.3 With respect to the Transferring Fund, the Wasatch Funds shall have received on the Closing Date an opinion of Thompson Hine LLP, counsel to the Coventry Trust and the Transferring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the corresponding Acquiring Fund, to the effect that:

(a) The Transferring Fund is a series of the Coventry Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Transferring Fund is a series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Coventry Trust on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the corresponding Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Transferring Fund has any preemptive rights in respect thereof pursuant to statute or the Coventry Trust’s Declaration of Trust or Bylaws.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Coventry Trust’s Declaration of Trust or By-laws, or, to the knowledge of such counsel, without having made any investigation, result in the acceleration of any obligation or the imposition of any penalty in the nature of liquidated damages or otherwise, under any agreement, judgment, or decree to which the Coventry Trust or the Transferring Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Transferring Fund, the descriptions in the Proxy Statement/Prospectus of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present in all material respects the information required to be shown in the Proxy Statement/Prospectus.

(g) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Coventry Trust and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein and are reasonably satisfactory to counsel for the Acquiring Funds.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein with respect to each Transferring Fund shall have been approved by the requisite vote of the holders of the outstanding shares of that Transferring Fund in accordance with the provisions of the Coventry Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Transferring Funds may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. In addition, the registration statement on Form N-1A for the Wasatch Funds, including the PEA, shall be effective and no stop orders suspending the effectiveness shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 Wasatch Funds, on behalf of and with respect to each Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.6 Each Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of that Transferring Fund’s investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).

8.7 The parties shall have received a favorable legal opinion from Thompson Hine LLP addressed to the Wasatch Funds and the Coventry Trust and their Board of Directors and Trustees, respectively, substantially to the effect that, for federal income tax purposes:

(a) The transfer of all of a Transferring Fund’s assets solely in exchange for the corresponding Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Transferring Fund followed by the distribution of the Acquiring Fund Shares to such Transferring Fund Shareholders in dissolution and liquidation of such Transferring Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each Acquiring Fund and each Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by each Acquiring Fund upon the receipt of the assets of the corresponding Transferring Fund solely in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the liabilities of the corresponding Transferring Fund.

(c) No gain or loss will be recognized by a Transferring Fund upon the transfer of that Transferring Fund’s assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Transferring Fund Shareholders in exchange for their shares of the Transferring Fund.

(d) No gain or loss will be recognized by Transferring Fund Shareholders upon the exchange of their shares of a Transferring Fund for shares of the corresponding Acquiring Fund in liquidation of the Transferring Fund.

(e) The aggregate adjusted basis of the Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Transferring Fund shares held by such Shareholder immediately prior to the Closing. The holding period of the Acquiring Fund Shares received by each Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefore were held by such Shareholder (provided the Transferring Fund shares were held as capital assets on the date of the Closing).

(f) The adjusted basis of the Transferring Fund assets acquired by the corresponding Acquiring Fund will be the same as the adjusted basis of such assets to the Transferring Fund immediately prior to the Closing, and the holding period of the assets of the Transferring Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g) For purposes of Section 381 of the Code, either (i) an Acquiring Fund will be treated as the same corporation as the corresponding Transferring Fund and the tax attributes of such Transferring Fund enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no reorganization; or (ii) an Acquiring Fund will succeed to and take into account the items of the corresponding Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein and are reasonably satisfactory to counsel for the Acquiring Funds. Further, such opinion may state that no opinion is expressed regarding the following: (i) the federal income tax consequences of the payment of reorganization expenses by Wasatch Advisors, Inc. and 1st Source Advisors, except in relation to the qualification of the transfer of each Transferring Fund’s assets to its respective Acquiring Fund as a reorganization under Section 368(a); (ii) the effect of the Reorganization on any Transferring Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (iii) the effect of the Reorganization on any shareholder of any Transferring Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (iv) whether accrued market discount on any market discount bonds held by any Transferring Fund, if any, will be required to be recognized as ordinary income under Section 1276 as a result of the Reorganization; and (v) any state, local or foreign tax consequences of the Reorganization. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Transferring Funds may waive the conditions set forth in this paragraph 8.7.

ARTICLE IX

EXPENSES

9.1 The Transferring Fund, the Acquiring Fund and the shareholders of the Transferring Fund and the Acquiring Fund will pay their respective expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, Wasatch Advisors, Inc. shall pay costs relating to the solicitation of the shareholders of the Transferring Funds (inclusive of legal fees and expenses, printing, mailing the proxy statement and soliciting proxies), to the extent that such costs are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.187. Any other costs that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.187) and not reflected in the foregoing sentence shall be shared by Wasatch Advisors, Inc. and 1st Source Advisors as they may mutually agree.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 Each Acquiring Fund and each Transferring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated with respect to the Acquiring Funds and the Transferring Funds by the mutual agreement of the Acquiring Funds and Transferring Funds at or prior to the Closing Date. In addition, either the Acquiring Funds or the Transferring Funds may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days after written notice thereof is delivered to the breaching party; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Coventry Trust or the Wasatch Funds, or their respective Boards or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Coventry Trust and the Wasatch Funds; provided, however, that following the meeting of shareholders of the Transferring Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Coventry Trust, the names used herein refer to the Coventry Trust and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of the Coventry Trust filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Coventry Trust. The obligations of the Coventry Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Coventry Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Coventry Trust personally, but bind only the trust property, and all persons dealing with the Transferring Funds must look solely to the trust property belonging to a Transferring Fund for the enforcement of any claims against a Transferring Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WASATCH FUNDS, INC. ON BEHALF OF WASATCH-1ST SOURCE INCOME EQUITY FUND, WASATCH-1 ST SOURCE INCOME FUND and WASATCH-1ST SOURCE LONG/SHORT FUND

By:
Name:
Title:	President

THE COVENTRY GROUP ON BEHALF OF 1ST SOURCE MONOGRAM INCOME EQUITY FUND, 1ST SOURCE MONOGRAM INCOME FUND and 1ST SOURCE MONOGRAM LONG/SHORT FUND

By:
Name:	John Danko
Title:	President

1st SOURCE CORPORATION INVESTMENT ADVISORS, INC., SOLELY WITH RESPECT TO PARAGRAPHS 1.6, 6.4, 6.5 and 9.1

By:
Name:
Title:

WASATCH ADVISORS, INC., SOLELY WITH RESPECT TO PARAGRAPH 1.6 and 9.1

By:
Name:
Title:

PART B

WASATCH FUNDS, INC.

Wasatch-1st Source Income Fund

Wasatch-1st Source Income Equity Fund

Wasatch-1st Source Long/Short Fund

Statement of Additional Information

October 24, 2008

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

1st Source Funds	Wasatch Funds

1st Source Monogram Income Fund	Wasatch-1st Source Income Fund

1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund

1st Source Monogram Long/Short Fund (singly, a “1st Source Fund” and collectively, the “1st Source Funds”)	Wasatch-1st Source Long/Short Fund (singly, a “Wasatch Fund” and collectively, the “Wasatch Funds”)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated October 24, 2008 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the 1st Source Funds that will be held on December 11, 2008. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling 800.551.1700 or by writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

Page
General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Pro Forma Financial Statements	1

General Information

This SAI and the Proxy Statement/Prospectus are related to the acquisition of all of the assets of each 1st Source Fund by its corresponding Wasatch Fund and the assumption by that Wasatch Fund of all of the liabilities of the corresponding 1st Source Fund. Such assets are proposed to be exchanged for shares of the corresponding Wasatch Fund having an aggregate value equal to the net asset value of the particular 1st Source Fund. If approved, the proposed Reorganization is currently expected to be closed immediately before the opening of business on December 15, 2008 (the “Closing Date”). On or soon after the Closing Date as is conveniently practicable, the Wasatch Fund shares received will be distributed proportionately to the shareholders of the corresponding 1st Source Fund and the 1st Source Fund will proceed to terminate.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents and are legally part of this Statement of Additional Information:

1.

The 1st Source Funds’ Statement of Additional Information dated August 1, 2008 with respect to the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Long/Short Fund (previously filed on EDGAR, Accession No. 0000950152-08-005738).

2.

The audited financial statements and related report of the independent registered public accounting firm included in 1 st Source Monogram Funds Annual Report to Shareholders for the fiscal year ended March 31, 2008, with respect 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund, and 1st Source Monogram Long/Short Fund (previously filed on EDGAR, Accession No. 0000950152-08-004504). No other parts of the Annual Report are incorporated herein by reference.

3.	The Wasatch Funds, Inc. Statement of Additional Information dated October 24, 2008 with respect to the Wasatch-1st Source Income Fund.

4.	The Wasatch Funds, Inc. Statement of Additional Information dated October 24, 2008 with respect to the Wasatch-1st Source Income Equity Fund and Wasatch-1st Source Long/Short Fund.

Pro Forma Financial Statements

Under the Reorganization, each 1st Source Fund is proposed to be reorganized into the Wasatch Fund listed directly opposite such Fund in the table below.

1st Source Funds	Wasatch Funds
1st Source Monogram Income Fund	Wasatch-1st Source Income Fund
1st Source Monogram Income Equity Fund	Wasatch-1st Source Income Equity Fund
1st Source Monogram Long/Short Fund	Wasatch-1st Source Long/Short Fund

Pro forma financial information has not been prepared for the Reorganization of the 1st Source Funds into the Wasatch Funds because each 1st Source Fund will be reorganized into a corresponding newly-organized Wasatch Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the 1st Source Fund.

1

PART C

Item 15.	Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 2, 2008.

Item 16.	Exhibits

(1)	(a)	Articles of Incorporation of Wasatch Funds, Inc. dated November 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 18 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on November 30, 1998.

	(b)	Certificate of Designation of Series H Shares of Wasatch Funds, Inc. dated June 18, 2002 is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

	(c)	Certificate of Designation of Series I Shares of Wasatch Funds, Inc. dated June 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 29 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2004.

	(d)	Certificate of Designation of Series J Shares dated February 25, 2004 of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on May 12, 2004.

	(e)	Certificate of Designation of Series K Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 32 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on October 14, 2004.

	(f)	Certificate of Designation of Series L Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 36 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on January 31, 2006.

	(g)	Certificate of Designation of Series M Shares and Series N Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 39 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

	(h)	Certificate of Designation of Series O Shares of Wasatch Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 43 to Wasatch Funds Inc.’s Registration Statement on Form N-1A filed with the Commission on June 30, 2008.

	(i)	Certificate of Designation of Series P, Series Q and Series R of Wasatch Funds, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1 to Wasatch Fund Inc.’s Registration Statement on Form N-14 filed with the Commission on October 10, 2008.

(2)		Bylaws of Wasatch Funds, Inc. dated June 3, 2005 as amended October 9, 2008 are incorporated herein by reference to Pre-Effective Amendment No. 1 to Wasatch Fund Inc.’s Registration Statement on Form N-14 filed with the Commission on October 10, 2008.

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization filed herewith as Appendix C to the Proxy Statement/Prospectus.

(5)		Not Applicable.

(6)	(a)	Form of Advisory and Service Contract by and between Wasatch Funds, Inc. and Wasatch Advisors, Inc. is incorporated herein by reference to Wasatch Funds Inc.’s Registration Statement on Form N-14 filed with the Commission on September 12, 2008.

	(b)	Form of Sub-Advisory Agreement by and between Wasatch Funds, Inc. and 1st Source Corporation Advisors, Inc. is incorporated herein by reference to Wasatch Funds Inc.’s Registration Statement on Form N-14 filed with the Commission on September 12, 2008.

(7)		Distribution Agreement between Wasatch Funds, Inc. and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 35 to Wasatch Funds, Inc.’s Registration Statement on Form N-1A filed with the Commission on November 16, 2005.

(a)    Amended Schedule A dated August 30, 2007 to Distribution Agreement between Wasatch Funds, Inc. and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to Wasatch Funds, Inc.’s Registration Statement on Form N-1A filed with the Commission on January 28, 2008.

(8)		Not Applicable.

(9)		Custodian Agreement between Wasatch Funds, Inc. and State Street Bank and Trust Company dated June 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 28 to Wasatch Funds, Inc.’s Registration Statement on Form N-1A filed with the Commission on May 2, 2003.

(10)		Not Applicable.

(11)	(a)	Opinion and consent of Chapman and Cutler LLP regarding legality of issuance of shares and other matters is incorporated herein by reference to Pre-Effective Amendment No. 1 to Wasatch Fund Inc.’s Registration Statement on Form N-14 filed with the Commission on October 10, 2008.

	(b)	Opinion and consent of Dorsey & Whitney LLP regarding legality of issuance of shares and other matters is incorporated herein by reference to Pre-Effective Amendment No. 1 to Wasatch Fund Inc.’s Registration Statement on Form N-14 filed with the Commission on October 10, 2008.

(12)		Form of opinion of Thompson Hine LLP regarding tax matters is incorporated herein by reference to Wasatch Funds Inc.’s Registration Statement on Form N-14 filed with the Commission on September 12, 2008.

(13)		Not Applicable.

(14)	(a)	Consent of Ernst & Young LLP is filed herein.

	(b)	Consent of Cohen Fund Audit Services, Ltd. is filed herein.

	(c)	Consent of Chapman and Cutler LLP is filed herein.

	(d)	Consent of Dorsey & Whitney LLP is filed herein.

(15)		Not Applicable.

(16)		Powers of Attorney are incorporated herein by reference to Wasatch Funds Inc.’s Registration Statement on Form N-14 filed with the Commission on September 12, 2008.

(17)		Proxy Cards are filed herein.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Salt Lake City, and the State of Utah on the 24th day of October 2008.

WASATCH FUNDS, INC.

By	/s/ Samuel S. Stewart
Samuel S. Stewart, Jr., Ph.D., President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 24th day of October, 2008.

Signature	Title	Date

/s/ Samuel S. Stewart Samuel S. Stewart, Jr., Ph.D.	President and Director (principal executive officer)	October 24, 2008

/s/ Melanie H. Zimdars Melanie H. Zimdars	Treasurer (principal financial and accounting officer)	October 24, 2008

James U. Jensen* James U. Jensen, Esquire	Director	October 24, 2008

William R. Swinyard* William R. Swinyard	Director	October 24, 2008

D. James Croft* D. James Croft	Director	October 24, 2008

/s/ Russell L. Biles Russell L. Biles Attorney-in-Fact October 24, 2008

*	Signed pursuant to powers of attorney authorizing Russell L. Biles to execute this Registration Statement, and Amendments thereto, for each of the Directors of the Registrant on whose behalf this Registration Statement is incorporated herein by reference to Wasatch Funds Inc.’s Registration Statement on Form N-14 filed with the Commission on September 12, 2008.

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.

Consent of Ernst & Young LLP	EX-99.14(a)

Consent of Cohen Fund Audit Services, Ltd.	EX-99.14(b)

Consent of Chapman and Cutler LLP	EX-99.14(c)

Consent of Dorsey & Whitney LLP	EX-99.14(d)

Proxy Cards	EX-99.17